Exhibit B-1









                              AGREEMENT OF EXCHANGE



                                     between



                              GEORGIA POWER COMPANY



                                       and


                        GEORGIA TRANSMISSION CORPORATION
                      (AN ELECTRIC MEMBERSHIP CORPORATION)


                          Dated as of November 12, 1998

                                TABLE OF CONTENTS

Section 1.     Exchange of Substation Facilities.....................5
Section 2.     Exchange Values and Equalization Payment..............6
Section 3.     Closing...............................................7
Section 4.     Property Not Included.................................8
Section 5.     Transmission, Distribution and
               Communications Easements.............................10
Section 6.     Communication Covenant...............................13
Section 7.     Taxes and Fees.......................................13
Section 8.     Further Assurances...................................14
Section 9.     "AS IS" and "WHERE IS" Sale..........................14
Section 10.    Environmental Law....................................15
Section 11.    Certain Representations and Warranties
               by GTC...............................................16
Section 12.    Certain Representations and Warranties by Georgia Power 16
Section 13.    Conditions Precedent to Closing......................17
Section 14.    Costs of Sale........................................18
Section 15.    Surveys..............................................18
Section 16.    Modification and Termination.........................18
Section 17.    Miscellaneous........................................19

                                LIST OF EXHIBITS

Exhibit A:        Georgia Power Substation Facilities
Exhibit B1:       Form of Limited Warranty Deed and Bill of Sale for Georgia
                  Power Substation Facilities with Respect to Fee Simple
                  Property
Exhibit B2:       Form of Quitclaim Deed and Bill of Sale for Georgia Power
                  Substation Facilities with Respect to Fee Simple Property
Exhibit B3:       Form of Quitclaim Deed and Bill of Sale for Georgia Power
                  Substation Facilities with Respect to Non-Fee Simple
                  Property
Exhibit C:        GTC Substation Facilities
Exhibit D1:       Form of Limited Warranty Deed and Bill of Sale for GTC
                  Substation Facilities with Respect to Fee Simple Property
Exhibit D2:       Form of Quitclaim Deed and Bill of Sale for GTC Substation
                  Facilities with Respect to Fee Simple Property

                              AGREEMENT OF EXCHANGE


         This AGREEMENT OF EXCHANGE (this "Agreement"), dated as of November 12, 1998, is between GEORGIA POWER COMPANY, a corporation organized and existing under the laws of the State of Georgia ("Georgia Power"), and GEORGIA TRANSMISSION CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized and existing under Section 46-3-170 et seq. of the Official Code of Georgia Annotated ("GTC"). Georgia Power and GTC are sometimes hereinafter collectively called the "Parties" or singularly called a "Party."

                              W I T N E S S E T H:


         WHEREAS, Georgia Power and GTC desire to exchange with one another certain substation facilities and real and personal property presently owned by the other pursuant to the provisions of Section 1031 of the Internal Revenue Code of 1986, as amended;

         NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements herein set forth, Georgia Power and GTC hereby agree as follows:

Section 1.        Exchange of Substation Facilities.

         (a) Subject to the terms and conditions hereinafter set forth, Georgia Power shall transfer and convey to GTC and GTC shall accept from Georgia Power at the "Closing" provided for in Section 3 hereof, and in exchange for the GTC Substation Facilities (as hereinafter defined), all of Georgia Power's right, title and interest in and to the real and personal property, including engineering drawings, comprising the substation facilities listed on Exhibit A attached hereto, which is by this reference made a part hereof and incorporated herein (collectively, the "Georgia Power Substation Facilities"). Such conveyance by Georgia Power shall be either (i) by Limited Warranty Deed and Bill of Sale with respect to the record legal descriptions substantially in the form of Exhibit B1 attached hereto and made a part hereof and Quitclaim Deed and Bill of Sale with respect to the survey legal descriptions substantially in the form of Exhibit B2 attached hereto and made a part hereof where Georgia Power owns the substation facility in fee simple or (ii) by Quitclaim Deed and Bill of Sale substantially in the form of Exhibit B3 attached hereto and made a part hereof in all other cases. At the Closing, Georgia Power will provide GTC with a copy of the most recent continuing property records and substation information systems records in Georgia Power's possession with respect to the Georgia Power Substation Facilities; provided, however, Georgia Power makes no representation or warranty as to the correctness or accuracy thereof or as to whether the property comprising the Georgia Power Substation Facilities conforms in any respect to the information in such records.

         (b) Subject to the terms and conditions hereinafter set forth, GTC shall transfer and convey to Georgia Power and Georgia Power shall accept from GTC, at the Closing provided for in Section 3 hereof, and in exchange for the Georgia Power Substation Facilities, all of GTC's right, title and interest in and to the real and personal property, including engineering drawings, comprising the substation facilities listed on Exhibit C attached hereto, which is by this reference made a part hereof and incorporated herein (collectively, the "GTC Substation Facilities"). Such conveyance by GTC shall be by Limited Warranty Deed and Bill of Sale with respect to the record legal descriptions substantially in the form of Exhibit D1 attached hereto and made a part hereof and by Quitclaim Deed and Bill of Sale with respect to survey legal descriptions substantially in the form of Exhibit D2 attached hereto and made a part hereof. At the Closing, GTC will provide Georgia Power with a copy of the most recent continuing property records and substation information systems records in GTC's possession with respect to the GTC Substation Facilities; provided, however, GTC makes no representation or warranty as to the correctness or accuracy thereof or as to whether the property comprising the GTC Substation Facilities conforms in any respect to the information in such records.

Section 2.        Exchange Values and Equalization Payment.

         (a) For the purpose of the exchange of the GTC Substation Facilities for the Georgia Power Substation Facilities contemplated in Section 1, the agreed value of the Georgia Power Substation Facilities ("Georgia Power Substation Exchange Value") shall be an amount equal to the sum of:

                  (i) Georgia Power's original book cost of the Georgia Power Substation Facilities, including land, incurred through the date of the Closing; plus

                  (ii) an amount necessary to insure that Georgia Power does not incur any after-tax loss on the exchange of the Georgia Power Substation Facilities (which amount is estimated to be approximately $560,000 based on the exchange of substations currently listed on Exhibit A and Exhibit C hereof.)

Prior to the Closing, Georgia Power shall furnish GTC a statement showing the estimated Georgia Power Substation Exchange Value computed in accordance with the provisions of this Section 2(a). Either party may seek a true-up of the Georgia Power Substation Exchange Value in accordance with Section 2(d) below.

         (b) For the purpose of the exchange of the GTC Substation Facilities for the Georgia Power Substation Facilities contemplated in Section 1, the agreed value of the GTC Substation Facilities ("GTC Substation Exchange Value") shall be an amount equal to GTC's original book cost of the GTC Substation Facilities, including land, incurred through the date of the Closing.

Prior to the Closing, GTC shall furnish Georgia Power a statement showing the estimated GTC Substation Exchange Value computed in accordance with the provisions of this Section 2(b). Either party may seek a true-up of the GTC Substation Exchange Value in accordance with Section 2(d) below.

         (c) A payment (the "Equalization Payment") to equalize valuation of the Georgia Power Substation Facilities and the GTC Substation Facilities shall be payable by GTC to Georgia Power at the Closing in immediately available funds. Such payment shall be equal to the difference between the Georgia Power Substation Exchange Value and the GTC Substation Exchange Value.

         (d) Each party shall have until the one hundred eightieth (180th) day after the Closing to question or contest the correctness of the Georgia Power Substation Exchange Value, the GTC Substation Exchange Value and the Equalization Payment, after which time the correctness of such values shall be conclusively presumed. In the event of an error in the calculation of such agreed values, Georgia Power or GTC shall, following notice of such erroneous calculations from GTC or Georgia Power, as the case may be, only reimburse the other for the amount charged or failed to be charged in error.

         (e) The statements required to be delivered by Georgia Power and GTC pursuant to Sections 2(a) and 2(b) above shall also include a certificate to the effect that Georgia Power or GTC, as the case may be, keeps its books in conformity with the Federal Energy Regulatory Commission Uniform System of Accounts in the case of Georgia Power or the Federal Energy Regulatory Commission Uniform System of Accounts as modified and adopted by the Rural Utilities Service ("RUS") in the case of GTC, that the Georgia Power Substation Exchange Value or the GTC Substation Exchange Value, as the case may be, has been calculated in accordance with Section 2(a) or Section 2(b) of this Agreement, as the case may be, and that such estimated exchange value is calculated based on amounts that appear on the books of Georgia Power or GTC, as the case may be.

         (f) The exchange of the GTC Substation Facilities for the Georgia Power Substation Facilities is intended by both Georgia Power and GTC to be an exchange of "like-kind" property under Section 1031 of the Internal Revenue Code of 1986, as amended (26 U.S.C. ss. 1031 (1998)).

Section 3.        Closing.

         (a) Subject to the fulfillment or satisfaction of the various conditions precedent and other duties and obligations of the Parties set forth herein, the closing of the exchange provided for in Section 1 hereof (the "Closing") shall take place at the offices of Troutman Sanders LLP, 600 Peachtree Street NE, Suite 5200, Atlanta, Georgia at 10:00 am on May 1, 1999, or on such other date or at such other time as Georgia Power and GTC shall mutually agree (such date and time being herein referred to as the "Closing Date"). Each of the Parties agrees to use its best efforts to expeditiously obtain the governmental, regulatory and other approvals required in order for it to consummate the transactions contemplated by this Agreement.

         (b) At the Closing, GTC shall deliver to Georgia Power (i) the deeds specified in Section 1(b) hereof, (ii) the Equalization Payment specified in
Section 2(c) hereof, (iii) evidence satisfactory to Georgia Power that the conditions precedent to the Closing have been satisfied and (iv) all other documents required to be delivered by this Agreement.

         (c) At the Closing, Georgia Power shall deliver to GTC (i) the deeds specified in Section 1(a) hereof, (ii) evidence satisfactory to GTC that all conditions precedent to the Closing have been satisfied and (iii) all other documents required to be delivered by this Agreement.

Section 4.        Property Not Included.

         (a) Notwithstanding any other provision of this Agreement, the transfer and conveyance of the Georgia Power Substation Facilities by Georgia Power to GTC and the acceptance of the Georgia Power Substation Facilities by GTC from Georgia Power shall be limited to the Georgia Power Substation Facilities and shall not include any equipment, systems or facilities owned or leased by Georgia Power or its affiliates, whether used exclusively by Georgia Power or its affiliates, jointly used with any other person or entity or used by any lessee, permittee or licensee of Georgia Power or its affiliates, which are

                  (i) equipment, systems or facilities used for or in connection with communications by radio, including without limitation,

                           (A) microwave towers, mobile base radio towers, radio
                  base repeater towers, telemeter transmitters, multiple address system radios or power line carrier equipment,

                           (B) power supplies, telecommunications racks or
auxiliary support systems associated therewith,

                           (C) separate control buildings which contain radio
                  communications equipment but do not contain substation equipment which is part of the Georgia Power Substation Facilities,

                           (D) radio communications equipment contained in
                  control buildings which contain both radio communications equipment and substation equipment, or

                           (E) any permits, licenses or leases relating to any
                  one or more of the foregoing

         (any or all of the foregoing specified in this paragraph (i) being hereinafter collectively referred to as "Georgia Power Radio Communication Facilities"); or

                  (ii) equipment, systems or facilities used for or in connection with light wave communications over optical fibers, including without limitation,

                           (A) optical fibers, optronic or photo-optronic
                  equipment, repeaters, junctions, splice enclosures or equipment for the conversion of light signals to or from radio or electronic signals,

                           (B) power supplies, telecommunications racks, alarm
                  monitoring equipment or auxiliary support systems associated therewith,

                           (C) separate control buildings that contain fiber
                  optic communications equipment but do not contain substation equipment which is part of the Georgia Power Substation Facilities,

                           (D) fiber optic communications equipment contained in
                  control buildings that contain both fiber optic communications equipment and substation equipment, or

                           (E) any permits, licenses or leases relating to any
one or more of the foregoing

         (any or all of the foregoing specified in this paragraph (ii) being hereinafter collectively referred to as "Georgia Power Fiber Optic Facilities").

         (b) Notwithstanding any other provision of this Agreement, the transfer and conveyance of the GTC Substation Facilities by GTC to Georgia Power and the acceptance of the GTC Substation Facilities by Georgia Power from GTC shall be limited to the GTC Substation Facilities and shall not include any equipment, systems or facilities owned or leased by GTC or its affiliates, whether used exclusively by GTC or its affiliates, jointly used with any other person or entity or used by any lessee, permittee or licensee of GTC or its affiliates, which are

                  (i) equipment, systems or facilities used for or in connection with communications by radio, including without limitation,

                           (A) microwave towers, mobile base radio towers, radio
                  base repeater tower, telemeter transmitters, multiple address system radios or power line carrier equipment,

                           (B) power supplies, telecommunications racks or
auxiliary support systems associated therewith,

                           (C) separate control buildings that contain radio
                  communications equipment but do not contain substation equipment which is part of the GTC Substation Facilities,

                           (D) radio communications equipment contained in
                  control buildings which contain both radio communications equipment and substation equipment, or

                           (E) any permits, licenses or leases relating to any
one or more of the foregoing

         (any or all of the foregoing specified in this paragraph (i) being hereinafter collectively referred to as "GTC Radio Communication Facilities"); or

                  (ii) equipment, systems or facilities used for or in connection with light wave communications over optical fibers, including without limitation,

                           (A) optical fibers, optronic or photo-optronic
                  equipment, repeaters, junctions, splice enclosures or equipment for the conversion of light signals to or from radio or electronic signals,

                           (B) power supplies, telecommunications racks, alarm
                  monitoring equipment or auxiliary support systems associated therewith,

                           (C) separate control buildings that contain fiber
                  optic communications equipment but do not contain substation equipment which is part of the GTC Substation Facilities,

                           (D) fiber optic communications equipment contained in
                  control buildings which contain both fiber optic communications equipment and substation equipment, or

                           (E) any permits, licenses or leases relating to any
one or more of the foregoing

                  (any or all of the foregoing specified in this paragraph (ii) being hereinafter collectively referred to as "GTC Fiber Optic Facilities").

         (c) Notwithstanding any other provision of this Agreement, the transfer and conveyance of the Georgia Power Substation Facilities by Georgia Power to GTC and the acceptance of the Georgia Power Substation Facilities shall be limited to the Georgia Power Substation Facilities and shall not include any or all property (owned by Georgia Power and not otherwise conveyed to GTC) of any kind or nature whatsoever which comprises a part of or appertains to or is reasonably necessary for the use, occupancy or enjoyment of any present or future electric transmission or distribution line or lines which either begin or terminate in or upon, or which traverse or transect, the Georgia Power Substation Facilities or any portion or portions of any of them.

         (d) Notwithstanding any other provision of this Agreement, the transfer and conveyance of the GTC Substation Facilities by GTC to Georgia Power and the acceptance of the GTC Substation Facilities by Georgia Power shall be limited to the GTC Substation Facilities and shall not include any or all property (owned by GTC and not otherwise conveyed to Georgia Power) of any kind or nature whatsoever which comprises a part of or appertains to or is reasonably necessary for the use, occupancy or enjoyment of any present or future electric transmission or distribution line or lines of GTC and its members which either begin or terminate in or upon, or which traverse or transect, the GTC Substation Facilities or any portion or portions of any of them.

Section 5.        Transmission, Distribution and Communications Easements.

         (a) The conveyancing instruments from Georgia Power to GTC shall reserve, and by acceptance of such conveyancing instruments GTC shall grant to Georgia Power, its successors, assigns, agents, contractors and subcontractors, the right and a perpetual easement to use the real and personal property comprising the Georgia Power Substation Facilities and the right of ingress and egress in, over, under and across the Georgia Power Substation Facilities for the purpose of access where necessary or convenient for the purpose of:

                  (i) constructing, installing, attaching, using, operating, maintaining, repairing, reconstructing, replacing, relocating, improving and upgrading existing and additional electric transmission and distribution lines including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located such electric transmission and distribution lines;

                  (ii) using, operating, maintaining, repairing, reconstructing, replacing, improving, upgrading and enhancing Georgia Power Radio Communication Facilities and Georgia Power Fiber Optic Facilities, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located existing Georgia Power Radio Communication Facilities and existing Georgia Power Fiber Optic Facilities or any of them;

                  (iii) constructing, installing, attaching, using, operating, maintaining, repairing, reconstructing, replacing, improving, upgrading and enhancing Georgia Power Radio Communication Facilities, that are part of the Integrated Transmission System or are the subject of a joint use agreement between GTC and Georgia Power, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located such Georgia Power Radio Communication Facilities;

                  (iv) constructing, installing, attaching, using, operating, maintaining, relocating, improving, repairing, reconstructing, replacing and upgrading coal slurry pipelines that provide economic benefits to GTC or its members and Georgia Power; and

                  (v) constructing, installing, attaching, using, maintaining, repairing, reconstructing, replacing, relocating, improving, upgrading and enhancing such towers, poles, lines, cables, anchors and guy wires as Georgia Power may deem necessary or convenient for the operation of any of the facilities described in paragraphs (i), (ii) and (iii) above, or any Georgia Power Radio Communication Facilities and Georgia Power Fiber Optic Facilities, or any of them, which are located near the Georgia Power Substation Facilities;

provided, however, that (A) Georgia Power shall give GTC at least sixty (60) days prior notice before any future lines or Georgia Power Radio Communication Facilities are constructed (except in the event of an emergency, in which case Georgia Power shall give GTC as much prior notice as is practicable under the circumstances), and (B) Georgia Power shall attempt to locate such future lines and Georgia Power Radio Communication Facilities at locations mutually agreed upon by the parties, but in the absence of such agreement and in all events, Georgia Power's exercise of the rights enumerated in this Section 5(a) shall not unduly interfere with GTC's use of the Georgia Power Substation Facilities.

         (b) The conveyancing instrument from GTC to Georgia Power shall reserve, and by acceptance of such conveyancing instrument Georgia Power shall grant to GTC, its successors, assigns, agents, contractors and subcontractors, the right and a perpetual easement to use the real and personal property comprising the GTC Substation Facilities and the right of ingress and egress in, over, under and across the GTC Substation Facilities for the purpose of access where necessary or convenient for the purpose of:

                  (i) constructing, installing, attaching, using, operating, maintaining, repairing, reconstructing, replacing, relocating, improving and upgrading existing and additional electric transmission and distribution lines of GTC and its members including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located such electric transmission and distribution lines;

                  (ii) using, operating, maintaining, repairing, reconstructing, replacing, improving, upgrading and enhancing GTC Radio Communication Facilities and GTC Fiber Optic Facilities, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located existing GTC Radio Communication Facilities and existing GTC Fiber Optic Facilities or any of them;

                  (iii) constructing, installing, attaching, using, operating, maintaining, repairing, reconstructing, replacing, improving, upgrading and enhancing GTC Radio Communication Facilities, that are part of the Integrated Transmission System or are the subject of a joint use agreement between GTC and Georgia Power, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located such GTC Radio Communication Facilities;

                  (iv) constructing, installing, attaching, using, operating, maintaining, relocating, improving, repairing, reconstructing, replacing and upgrading coal slurry pipelines that provide economic benefits to GTC or its members and Georgia Power; and

                  (v) constructing, installing, attaching, using, maintaining, repairing, reconstructing, replacing, relocating, improving, upgrading and enhancing such towers, poles, lines, cables, anchors and guy wires as GTC may deem necessary or convenient for the operation of any of the facilities described in paragraphs (i), (ii) and (iii) above, or any GTC Radio Communication Facilities and GTC Fiber Optic Facilities, or any of them, which are located near the GTC Substation Facilities;

provided, however, that (A) GTC shall give Georgia Power at least sixty (60) days prior notice before any future lines or GTC Radio Communication Facilities are constructed (except in the event of an emergency, in which case GTC shall give Georgia Power as much prior notice as is practicable under the circumstances), and (B) GTC shall attempt to locate such future lines and GTC Radio Communication Facilities at locations mutually agreed upon by the parties, but in the absence of such agreement and in all events, GTC's exercise of the rights enumerated in this Section 5(b) shall not unduly interfere with Georgia Power's use of the GTC Substation Facilities.

Section 6.        Communication Covenant.

         (a) GTC shall not construct, use or operate, or permit any other person or entity other than Georgia Power, its successors, assigns, lessees, permittees, licensees, agents, contractors, subcontractors and affiliates (the "Georgia Power Benefited Parties"), to construct, use or operate any telecommunications equipment, facilities or system located over, under or upon the Georgia Power Substation Facilities, unless such construction, use or operation is permitted by applicable law and does not unduly interfere with the use or operation of any Georgia Power Radio Communication Facilities or Georgia Power Fiber Optic Facilities owned or operated (prior to such construction, use or operation) by any one or more of the Benefited Parties (regardless of whether any such interference is permitted by applicable regulations of the Federal Communications Commission or any successor agency).

         (b) Georgia Power shall not construct, use or operate, or permit any other person or entity other than GTC, its successors, assigns, lessees, permittees, licensees, agents, contractors, subcontractors and affiliates (the "GTC Benefited Parties"), to construct, use or operate any telecommunications equipment, facilities or system located over, under or upon the GTC Substation Facilities, unless such construction, use or operation is permitted by applicable law and does not unduly interfere with the use or operation of any GTC Radio Communication Facilities or GTC Fiber Optic Facilities owned or operated (prior to such construction, use or operation) by any one or more of the GTC Benefited Parties (regardless of whether any such interference is permitted by applicable regulations of the Federal Communications Commission or any successor agency).

Section 7.        Taxes and Fees.

         Ad valorem, real property and other taxes against the ownership of the GTC Substation Facilities and the Georgia Power Substation Facilities for the calendar year during which the Closing occurs will be prorated between the parties as of the Closing Date based on the number of days such facilities are or are to be owned by each Party during such calendar year. Such proration shall be based on estimated taxes for such calendar year and shall be adjusted between the parties upon receipt of the actual tax bills for such calendar year.

         GTC shall be responsible for all sales and transfer taxes, if any, and all recording fees incurred in connection with the exchange and conveyance of the Georgia Power Substation Facilities to GTC pursuant to this Agreement. Georgia Power shall be responsible for all sales and transfer taxes, if any, and all recording fees incurred in connection with the exchange and conveyance of the GTC Substation Facilities to Georgia Power pursuant to this Agreement.

Section 8.        Further Assurances.

         From time to time after the Closing, GTC and Georgia Power will execute such other instruments of conveyance and other documents and instruments upon request of the other as may be necessary or appropriate to carry out the transfer and conveyance to GTC of Georgia Power's right, title and interest in and to the Georgia Power Substation Facilities and the transfer and conveyance to Georgia Power of GTC's right, title and interest in and to the GTC Substation Facilities.

Section 9.        "AS IS" and "WHERE IS" Sale.

         (a) The transfer and conveyance of the Georgia Power Substation Facilities pursuant to this Agreement is made on an "AS IS" and "WHERE IS" basis. EXCEPT AS PROVIDED IN SECTIONS 10(a) AND 12 HEREOF, GEORGIA POWER MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER IN THIS AGREEMENT, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO THE VALUE, QUANTITY, CONDITION, SALABILITY, OBSOLESCENCE, MERCHANTABILITY, FITNESS OR SUITABILITY FOR USE OR WORKING ORDER OF ANY OF THE GEORGIA POWER SUBSTATION FACILITIES, NOR DOES GEORGIA POWER REPRESENT OR WARRANT THAT THE USE OR OPERATION OF THE GEORGIA POWER SUBSTATION FACILITIES WILL NOT VIOLATE PATENT, TRADE SECRET, TRADEMARK OR SERVICE MARK RIGHTS OF ANY THIRD PARTY. GTC IS WILLING TO ACQUIRE THE GEORGIA POWER SUBSTATION FACILITIES "AS IS" AND "WHERE IS" IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT. AS OF THE CLOSING, GTC WILL HAVE MADE SUCH INSPECTION OF THE GEORGIA POWER SUBSTATION FACILITIES AS IT BELIEVES TO BE WARRANTED UNDER THE CIRCUMSTANCES AND WILL NOT RELY UPON ANY REPRESENTATION OF GEORGIA POWER IN THE SELECTION OF THE SUBSTATION FACILITIES TO BE ACQUIRED. Notwithstanding the foregoing, GTC shall have the benefit of all manufacturers' and vendors' warranties and all patent, trademark and service mark rights running to Georgia Power in connection with the Georgia Power Substation Facilities to the extent the same are assignable by Georgia Power.

         (b) The transfer and conveyance of the GTC Substation Facilities pursuant to this Agreement is made on an "AS IS" and "WHERE IS" basis. EXCEPT AS PROVIDED IN SECTIONS 10(b) AND 11 HEREOF, GTC MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER IN THIS AGREEMENT, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO THE VALUE, QUANTITY, CONDITION, SALABILITY, OBSOLESCENCE, MERCHANTABILITY, FITNESS OR SUITABILITY FOR USE OR WORKING ORDER OF ANY OF THE GTC SUBSTATION FACILITIES, NOR DOES GTC REPRESENT OR WARRANT THAT THE USE OR OPERATION OF THE GTC SUBSTATION FACILITIES WILL NOT VIOLATE PATENT, TRADE SECRET, TRADEMARK OR SERVICE MARK RIGHTS OF ANY THIRD PARTY. GEORGIA POWER IS WILLING TO ACQUIRE THE GTC SUBSTATION FACILITIES "AS IS" AND "WHERE IS" IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT. AS OF THE CLOSING, GEORGIA POWER WILL HAVE MADE SUCH INSPECTION OF THE GTC SUBSTATION FACILITIES AS IT BELIEVES TO BE WARRANTED UNDER THE CIRCUMSTANCES AND WILL NOT RELY UPON ANY REPRESENTATION OF GTC IN THE SELECTION OF THE SUBSTATION FACILITIES TO BE ACQUIRED. Notwithstanding the foregoing, Georgia Power shall have the benefit of all manufacturers' and vendors' warranties and all patent, trademark and service mark rights running to GTC in connection with the GTC Substation Facilities to the extent the same are assignable by GTC.

Section 10.       Environmental Law.

         (a) As of the Closing, GTC will have had adequate opportunity to make appropriate inquiries and investigations into conditions at the Georgia Power Substation Facilities and will have made all such inquiries and investigations as GTC believes are necessary or appropriate to protect GTC's interests in regard to liabilities and risks related to, associated with or deriving from conditions at the Georgia Power Substation Facilities. Georgia Power hereby represents and warrants to GTC that to the best of its knowledge, (i) none of the Georgia Power Substation Facilities is currently listed on the National Priorities List, 40 C.F.R. Part 300, Appendix B, (ii) none of the Georgia Power Substation Facilities is listed on the July 1, 1998 Georgia Hazardous Site Inventory, developed and published by the Georgia Environmental Protection Division pursuant to O.C.G.A. ss. 12-8-97, and (iii) there are no currently documented spills of polychlorinated biphenyls from the equipment at the Georgia Power Substation Facilities requiring notification under the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et. seq. and applicable regulations, 40 C.F.R.
Part 761 and there are no spill incident reports currently on file at Georgia Power relating to the Georgia Power Substation Facilities. Except for breach of the immediately foregoing representations and warranties, GTC specifically agrees and hereby waives, releases, and discharges any claim (statutory, contractual or otherwise) it has, or may have in the future, against Georgia Power with respect to or arising out of the past, present or future conditions or compliance or noncompliance of the Georgia Power Substation Facilities in regard to any environmental laws, rules, regulations, orders or requirements (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.ss. 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.ss. 6901 et seq., the Toxic Substances Control Act, as amended, 15 U.S.C. ss.ss. 2601 et seq., and the Georgia Hazardous Site Response Act, as amended, O.C.G.A. ss.ss. 12-8-90 et. seq.).

         (b) As of the Closing, Georgia Power will have had adequate opportunity to make appropriate inquiries and investigations into conditions at the GTC Substation Facilities and will have made all such inquiries and investigations as Georgia Power believes are necessary or appropriate to protect Georgia Power's interests in regard to liabilities and risks related to, associated with or deriving from conditions at the GTC Substation Facilities. GTC hereby represents and warrants to Georgia Power that to the best of its knowledge, (i) none of the GTC Substation Facilities is currently listed on the National Priorities List, 40 C.F.R. Part 300, Appendix B, (ii) none of the GTC Substation Facilities is listed on the July 1, 1998 Georgia Hazardous Site Inventory, developed and published by the Georgia Environmental Protection Division pursuant to O.C.G.A. ss. 12-8-97, and (iii) there are no currently documented spills of polychlorinated biphenyls from the equipment at the GTC Substation Facilities requiring notification under the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et. seq. and applicable regulations, 40 C.F.R. Part 761 and there are no spill incident reports currently on file at GTC relating to the GTC Substation Facilities. Except for breach of the immediately foregoing representations and warranties, Georgia Power specifically agrees and hereby waives, releases, and discharges any claim (statutory, contractual or otherwise) it has, or may have in the future, against GTC with respect to or arising out of the past, present or future conditions or compliance or noncompliance of the GTC Substation Facilities in regard to any environmental laws, rules, regulations, orders or requirements (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.ss. 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.ss. 6901 et seq., the Toxic Substances Control Act, as amended, 15 U.S.C. ss.ss. 2601 et seq., and the Georgia Hazardous Site Response Act, as amended, O.C.G.A. ss.ss. 12-8-90 et. seq.).

Section 11.       Certain Representations and Warranties by GTC.

         GTC hereby represents and warrants to Georgia Power as follows:

         (a) GTC is an electric membership corporation duly organized, validly existing and in good standing under Section 46-3-170 et seq. of the Official Code of Georgia Annotated and other applicable laws of the State of Georgia and has the corporate power and authority to purchase and to own the Georgia Power Substation Facilities, to transfer and convey the GTC Substation Facilities, to conduct its business as it is now being conducted and to carry out and perform its obligations under this Agreement.

          (b) The execution, delivery and performance of this Agreement by GTC has been duly and effectively authorized by all requisite corporate and membership action.

         (c) This Agreement has been duly and validly executed and delivered by and on behalf of GTC and constitutes the legal, valid and binding obligation of GTC, enforceable against GTC in accordance with its terms.

Section 12.       Certain Representations and Warranties by Georgia Power.

         Georgia Power hereby represents and warrants to GTC as follows:

         (a) Georgia Power is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has corporate power to purchase and to own the GTC Substation Facilities, to transfer and convey the Georgia Power Substation Facilities, to conduct its business as it is now being conducted and to carry out and perform its obligations under this Agreement.

         (b) The execution, delivery and performance of this Agreement by Georgia Power has been duly and effectively authorized by all requisite corporate action.

         (c) This Agreement has been duly and validly executed and delivered by and on behalf of Georgia Power and constitutes the legal, valid and binding obligation of Georgia Power, enforceable against Georgia Power in accordance with its terms.

Section 13.       Conditions Precedent to Closing.

         (a) All obligations of Georgia Power under this Agreement are subject to: (i) the fulfillment (or the waiver thereof in writing by Georgia Power), prior to or at the Closing, of the condition that GTC's representations and warranties contained in this Agreement shall be true in all material respects at and as of the time of the Closing; and (ii) GTC's performance of and compliance with all agreements and conditions required by this Agreement to be performed or complied with by GTC prior to or at the Closing.

         (b) All obligations of GTC under this Agreement are subject to: (i) the fulfillment (or the waiver thereof in writing by GTC), prior to or at the Closing, of the condition that Georgia Power's representations and warranties contained in this Agreement shall be true in all material respects at and as of the time of the Closing; and (ii) Georgia Power's performance of and compliance with all agreements and conditions required by this Agreement to be performed or complied with by Georgia Power prior to or at the Closing.

         (c) All obligations of Georgia Power under this Agreement and all obligations of GTC under this Agreement are subject to the condition that the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935 shall have granted all necessary approvals of the execution, delivery and performance of this Agreement and the consummation of the transaction contemplated hereby.

         (d) All obligations of GTC under this Agreement are subject to receipt by GTC of good, marketable and indefeasible title, as specified in Section 1(a) hereof, to each of the Georgia Power Substation Facilities free and clear of all liens, mortgages, security interests, claims, charges and encumbrances (except for liens for current taxes or assessments not yet due and payable), with such exceptions as are acceptable to GTC.

         (e) All obligations of Georgia Power under this Agreement are subject to receipt by Georgia Power of good, marketable and indefeasible title, as specified in Section 1(b) hereof, to each of the GTC Substation Facilities free and clear of all liens, mortgages, security interests, claims, charges and encumbrances (except for liens for current taxes or assessments not yet due and payable), with such exceptions as are acceptable to Georgia Power.

         (f) All obligations of Georgia Power under this Agreement and all obligations of GTC under this Agreement are subject to the fulfillment, prior to the Closing, of the condition that Georgia Power shall have obtained and delivered to GTC a release in recordable form executed by Chase Manhattan Bank as Trustee under Georgia Power's First Mortgage Indenture, dated as of March 1, 1941, releasing the Georgia Power Substation Facilities from the lien of said Indenture.

         (g) All obligations of Georgia Power under this Agreement and all obligations of GTC under this Agreement are subject to the fulfillment, prior to the Closing, of the condition that GTC shall have obtained and delivered to Georgia Power a release in recordable form executed by SunTrust Bank, Atlanta, as Trustee under GTC's Indenture dated as of March 1, 1997, releasing the GTC Substation Facilities from the lien of said Indenture.

         (h) All obligations of Georgia Power under this Agreement and all obligations of GTC under this Agreement are subject to the receipt of all requisite governmental and regulatory approvals of the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

Section 14.       Costs of Sale.

         Except as provided in Section 7 hereof, all costs of the parties incurred by reason of or in connection with this Agreement and the transactions contemplated hereby, including, without limitation, legal and accounting fees, regulatory fees and expenses and the cost of obtaining the releases required by
Section 13 hereof, shall be the responsibility of the party incurring the cost. The agreement regarding payment of costs contained in this Section 14 shall survive the Closing or any termination of this Agreement.

Section 15.       Surveys.

         (a) At any time prior to the Closing, GTC, at its expense, may enter upon the Georgia Power Substation Facilities for the purpose of performing surveys or conducting any and all studies and investigations. GTC shall indemnify, defend and hold Georgia Power harmless from and against any and all loss, cost, claims, damages or expense, including reasonable attorneys' fees at trial or on appeal, arising from any mechanics' liens or injuries to persons or property, which result from GTC's entry or operation on the Georgia Power Substation Facilities.

         (b) At any time prior to the Closing, Georgia Power, at its expense, may enter upon the GTC Substation Facilities for the purpose of performing surveys or conducting any and all studies and investigations. Georgia Power shall indemnify, defend and hold GTC harmless from and against any and all loss, cost, claims, damages or expense, including reasonable attorneys' fees at trial or on appeal, arising from any mechanics' liens or injuries to persons or property, which result from Georgia Power's entry or operation on the GTC Substation Facilities.

Section 16.       Modification and Termination

         (a) Georgia Power shall have the unilateral right to remove one or more substation facilities from the GTC Substation Facilities listed on Exhibit C hereto as long as the total of the original book cost of such GTC Substation Facilities to be removed is not greater than 15% of the original book cost of the GTC Substation Facilities listed on Exhibit C hereto. Upon such election to remove a substation, such property shall be removed from the substation facilities listed on Exhibit C hereto and the GTC Substation Exchange Value and the Equalization Payments specified in Section 2 hereof shall be adjusted accordingly.

         (b) GTC shall have the unilateral right to remove one or more substation facilities from the Georgia Power Substation Facilities listed on Exhibit A hereto as long as the total of the original book cost of such Georgia Power Substation Facilities to be removed is not greater than 15% of the original book cost of the Georgia Power Substation Facilities listed on Exhibit A hereto. Upon such election to remove a substation, such property shall be removed from the substation facilities listed on Exhibit A hereto and the Georgia Power Substation Exchange Value and the Equalization Payments specified in Section 2 hereof shall be adjusted accordingly.

         (c) The obligation of the parties hereto to consummate the transactions contemplated hereby may be terminated and abandoned at any time on or before the Closing Date, without cost, expense or liability to either party, except for costs to be borne as provided in Section 14 hereof, by:

                  (i)       The mutual agreement of Georgia Power and GTC;

                  (ii) By Georgia Power, if there has been a material breach by GTC of any of its representations, warranties, agreements or covenants set forth in this Agreement or any condition to its obligations to close hereunder has not occurred or been satisfied; or

                  (iii) By GTC, if there has been a material breach by Georgia Power of any of its representations, warranties, agreements or covenants set forth in this Agreement or any condition to its obligations to close hereunder has not occurred or been satisfied.

Section 17.       Miscellaneous.

         (a) Governing Law. The validity, interpretation and performance of this Agreement and each of its provisions shall be governed by the laws of the State of Georgia.

         (b) Notice. Any notice, request, consent or other communication permitted or required by this Agreement shall be in writing and shall be deemed given when hand delivered or deposited in the United States Mail, first class postage prepaid, and if given to Georgia Power shall be addressed to:

                  Georgia Power Company
                  241 Ralph McGill Blvd., N.E.
                  Atlanta, Georgia  30308
                  Attention:  Ron Hampton

                  with a copy to:

                  Jennifer Oswald
                  Troutman Sanders LLP
                  NationsBank Plaza
                  600 Peachtree Street, N.E.
                  Suite 5200
                  Atlanta, Georgia  30308

and if given to GTC shall be addressed to:

                  Georgia Transmission Corporation
                  2100 East Exchange Place
                  Post Office Box 2088
                  Tucker, Georgia  30085-2088
                  Attention:  George B. Taylor, Jr.

                  with a copy to:

                  Herbert J. Short, Jr.
                  Sutherland Asbill & Brennan LLP
                  999 Peachtree Street, N.E.
                  Atlanta, Georgia  30309-3996

unless a different officer or address shall be designated by the respective party by notice in writing.

         (c) Section Headings Not to Affect Meaning. The descriptive headings of the various Sections of this Agreement have been inserted for convenience of reference and shall in no way affect, modify or restrict any of the terms and provisions thereof.

         (d) Time of Essence. Time is of the essence of this Agreement.

         (e) Amendments. This Agreement may be amended only by a written instrument duly executed by each of the parties hereto.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon Georgia Power and GTC and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies hereunder.

         (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         (h) Survival. All agreements, covenants, representations and warranties contained in this Agreement shall survive the Closing.

         (i) Merger. This Agreement constitutes the entire agreement and understanding between the Parties concerning all subject matters hereof and supersedes any and all prior agreements, understandings, arrangements or communications between the Parties concerning any or all of the subject matters hereof, whether written or oral.

         (j) Cooperation of GTC. GTC shall cooperate with Georgia Power and shall use its best efforts, at Georgia Power's sole cost and expense (including but not limited to reimbursement of GTC personnel costs and expenses) to take all reasonable actions requested by Georgia Power or required by any nationally recognized title insurance company chosen by Georgia Power to resolve title exceptions or remove from policies of title insurance any standard exceptions, including without limitation, attempting to obtain affidavits regarding possession and encumbrances.

         (k) Cooperation of Georgia Power. Georgia Power shall cooperate with GTC and shall use its best efforts, at GTC's sole cost and expense (including but not limited to reimbursement of Georgia Power personnel costs and expenses) to take all reasonable actions requested by GTC or required by any nationally recognized title insurance company chosen by GTC to resolve title exceptions or remove from policies of title insurance any standard exceptions, including without limitation, attempting to obtain affidavits regarding possession and encumbrances.

         (l) Brokers and Agents. Georgia Power and GTC each represents and warrants to the other that it has not employed or engaged any real estate broker in connection with this Agreement for the exchange of Georgia Power Substation Facilities or the GTC Substation Facilities contemplated herein. Georgia Power and GTC each hereby agree to indemnify, defend and hold the other harmless from and against any and all loss, costs, claims, damages and expense, including reasonable attorneys' fees at trial or on appeal, ever suffered or incurred by the indemnified party by reason of any claim or demand by any broker or agent for any commissions, fees or other compensation in connection with this Agreement or the exchange of the Georgia Power Substation Facilities or the GTC Substation Facilities arising out of any agreements, negotiations, or acts of each respective indemnifying party or any person claiming by or through each such indemnifying party. The express indemnities contained in this Section 17(l) shall expressly survive the Closing or any termination of this Agreement.







         [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the undersigned Parties hereto have duly executed this Agreement in Atlanta, Georgia, as of the date first above written.

GEORGIA TRANSMISSION CORPORATION (AN ELECTRIC MEMBERSHIP       GEORGIA POWER COMPANY
CORPORATION)                                                   ("Georgia Power")
("GTC")

By:   /s/  Jack L. King
Name: Jack L. King                                             By:  /s/ Wayne T. Dahlke
Title:        President and Chief Executive Officer            Name:  Wayne T. Dahlke
                                                               Title:   Senior Vice President, Power Delivery

Attest: /s/  Patricia N. Nash
Name:     Patricia N. Nash                                     Attest:   /s/ Cherry C. Hudgins
Title:      Assistant Secretary                                Name:  Cherry C. Hudgins
                                                               Title:    Assistant Corporate Secretary
[Corporate Seal]
                                                               [Corporate Seal]


                                    Exhibit A
                       Georgia Power Substation Facilities

--------------------------------------------------------------------------
                           Substation                    Orig. Book Value
                                                          (as of 5/5/98)
--------------------------------------------------------------------------

          GPC Distribution Subs:
-------------------------------------------------------------------
1.        Register 46/12 - Excelsior #1                     57,194
-------------------------------------------------------------------
-------------------------------------------------------------------
2.        Geneva 46/12 - Flint #9                           47,276
-------------------------------------------------------------------
-------------------------------------------------------------------
3.        Oglethorpe 46/12 - Flint #10                      61,785
-------------------------------------------------------------------
-------------------------------------------------------------------
4.        Beaver Creek 46/25 - Flint #13                    64,241
-------------------------------------------------------------------
-------------------------------------------------------------------
5.        Oaky Woods 46/7.2 - Flint #34                      3,245
-------------------------------------------------------------------
-------------------------------------------------------------------
6.        Climax 69/12 - Grady #7                          205,782
-------------------------------------------------------------------
-------------------------------------------------------------------
7.        Sylvester 46/12 - Mitchell #2                     41,817
-------------------------------------------------------------------
-------------------------------------------------------------------
8.        Acree 115/12 - Mitchell #5                       409,509
-------------------------------------------------------------------
-------------------------------------------------------------------
9.        Cotton 46/12 - Mitchell #9                        73,028
-------------------------------------------------------------------
-------------------------------------------------------------------
10.       Crestview 46/12 - Mitchell #10                    42,068
-------------------------------------------------------------------
-------------------------------------------------------------------
11.       Lester 115/25 - Mitchell #11                     462,833
-------------------------------------------------------------------
-------------------------------------------------------------------
12.       NW Dublin 115/12 - Oconee #8                     278,464
-------------------------------------------------------------------
-------------------------------------------------------------------
13.       Waverly 46/12 - Okefenokee #1                    126,918
-------------------------------------------------------------------
-------------------------------------------------------------------
14.       Hoboken 69/20/12 - Okefenokee #5                 204,453
-------------------------------------------------------------------
-------------------------------------------------------------------
15.       Waycross-Brunswick Hwy. 46/12 - Okefenokee #8    179,076
-------------------------------------------------------------------
-------------------------------------------------------------------
16.       Edison 46/12 - Pataula #2                         54,607
-------------------------------------------------------------------
-------------------------------------------------------------------
17.       Cordreys Mill 46/12 - Pataula #3                  64,394
-------------------------------------------------------------------
-------------------------------------------------------------------
18.       Bluffton 46/12 - Pataula #4                       47,659
-------------------------------------------------------------------
-------------------------------------------------------------------
19.       Robinson 46/12kv - Rayle #8                       49,431
-------------------------------------------------------------------
-------------------------------------------------------------------
20.       Leesburg 46/12 - Sumter #6                       316,692
-------------------------------------------------------------------
-------------------------------------------------------------------
21.       Leslie 46/12 - Sumter #7                          61,930
-------------------------------------------------------------------
-------------------------------------------------------------------
22.       Richland 46/12 - Sumter #8                        46,307
-------------------------------------------------------------------
-------------------------------------------------------------------
23.       Blakely 46/12 - Three Notch #1                   227,797
-------------------------------------------------------------------
-------------------------------------------------------------------
24.       Lucille 46/12 - Three Notch #3                    65,272
-------------------------------------------------------------------
-------------------------------------------------------------------
25.       North Eatonton 46/12 - Tri - County #2           336,314
-------------------------------------------------------------------
-------------------------------------------------------------------
26.       Walnut Creek 115/12 - Tri County #5              149,643
-------------------------------------------------------------------
-------------------------------------------------------------------
27.       Jefferson 46/12 - Jackson #1                     113,541
-------------------------------------------------------------------
-------------------------------------------------------------------
28.       Sycamore 46/12 - Irwin #2                        206,253
-------------------------------------------------------------------
                                                         3,997,529
          GPC Transmission Subs:
-------------------------------------------------------------------
29.       Hawkinsville 115/46/25 - Ocmulgee #6           1,192,905
-------------------------------------------------------------------
-------------------------------------------------------------------
30.       Riceboro 115/46                                  984,803
-------------------------------------------------------------------
                                                         2,177,708
-------------------------------------------------------============
Total                                                    6,175,237
-------------------------------------------------------============

26


                                   Exhibit B1

        Form of Limited Warranty Deed and Bill of Sale for Georgia Power
           Substation Facilities with Respect to Fee Simple Property


STATE OF GEORGIA
COUNTY OF _______________


                     LIMITED WARRANTY DEED AND BILL OF SALE
                                     MADE BY
                              GEORGIA POWER COMPANY
                                       TO
                        GEORGIA TRANSMISSION CORPORATION
                      (AN ELECTRIC MEMBERSHIP CORPORATION)
-------------------------------------------------------------------------------

                                   SUBSTATION

         THIS LIMITED WARRANTY DEED AND BILL OF SALE is made as of the _____ day of ___________, 199__, by and between GEORGIA POWER COMPANY, a Georgia corporation having its principal offices in Atlanta, Fulton County, Georgia, as party of the first part (hereinafter referred to as "Grantor"), and GEORGIA TRANSMISSION CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized and existing under Section 46-3-170, et seq., of the Official Code of Georgia Annotated, as party of the second part (hereinafter referred to as "Grantee").

                              W I T N E S S E T H:

         THAT GRANTOR, FOR AND IN CONSIDERATION of the sum of TEN AND NO/100 DOLLARS ($10.00) in hand paid at and before the sealing and delivery of these presents, and for other good and valuable consideration, the receipt, adequacy and sufficiency whereof are hereby acknowledged, has this day granted, bargained, sold, conveyed, aliened, transferred, and assigned, and by these presents does hereby grant, bargain, sell, convey, alien, transfer, and assign unto Grantee, its successors and assigns, all that certain real property lying and being in _____________ County, Georgia, and more particularly described in Exhibit "A" attached hereto and for all purposes by this reference incorporated herein and made a part hereof (the "Property"). The Property, together with the property described in the paragraph immediately following this paragraph, less and except the property excluded from this conveyance, being herein collectively referred to as the "Premises".

         TOGETHER WITH all right, title, and interest which Grantor has or may have had in and to all buildings, facilities and improvements situated on the Property, all easements, rights-of-way, permits, privileges, machinery, equipment, appliances, appurtenances, materials, supplies, and all other property, tangible or intangible, real, personal or mixed, located thereon and comprising a part of or reasonably necessary for the use, occupation and enjoyment of the Property or any buildings, facilities or improvements situated thereon.

         LESS AND EXCEPT from the foregoing conveyance, however:

         (a) any and all property (owned by Grantor and not otherwise conveyed to Grantee) of any kind and nature whatsoever which comprises a part of or appertains to or is reasonably necessary for the use, occupancy or enjoyment of any present or future electric transmission or distribution line or lines which either begin or terminate in or upon, or which traverse or transect, the Premises or any portion or portions thereof; and

         (b) any equipment, systems or facilities owned or leased by Grantor or its affiliates, whether used exclusively by Grantor or its affiliates, jointly used with any other person or entity or used by any lessee, permittee or licensee of Grantor or its affiliates, which are

                  (i) equipment, systems or facilities used for or in connection with communications by radio, including without limitation,

                           (A) microwave towers, mobile base radio towers, radio
                  base repeater towers, telemeter transmitters, multiple address system radios or power line carrier equipment,

                           (B) power supplies, telecommunications racks or
                  auxiliary support systems associated therewith,

                           (C) separate control buildings which contain radio
                  communications equipment but do not contain substation equipment which is part of the Premises,

                           (D) radio communications equipment contained in
                  control buildings which contain both radio communications equipment and substation equipment, or

                           (E) any permits, licenses and leases relating to any
                  one or more of the foregoing

         (any or all of the foregoing specified in this paragraph (i) being hereinafter collectively referred to as "Radio Communication Facilities");

                  (ii) equipment, systems or facilities used for or in connection with light wave communications over optical fibers, including without limitation,

                           (A) optical fibers, optronic or photo-optronic
                  equipment, repeaters, junctions, splice enclosures or equipment for the conversion of light signals to or from radio or electronic signals,

                           (B) power supplies, telecommunications racks, alarm
                  monitoring equipment or auxiliary support systems associated therewith,

                           (C) separate control buildings that contain fiber
                  optic communications equipment but do not contain substation equipment which is part of the Premises,

                           (D) fiber optic communications equipment contained in
                  control buildings which contain both fiber optic communications equipment and substation equipment, or

                           (E) any permits, licenses or leases relating to any
                  one or more of the foregoing

(any or all of the foregoing specified in this paragraph (ii) being hereinafter collectively referred to as "Fiber Optic Facilities").

         Further, notwithstanding anything contained in the within instrument to the contrary, Grantor does hereby expressly except from the within conveyance and reserve and retain unto itself, its successors, assigns, agents, contractors, subcontractors, and legally permitted licensees and permittees, and, by its acceptance hereof, Grantee does hereby grant unto Grantor, its successors, assigns, agents, contractors subcontractors, and legally permitted licensees and permittees, a perpetual easement in, on, over, upon, under, through, and across the Premises and every portion thereof for the purposes of:

         (a) constructing, installing, attaching, using, operating, maintaining, repairing, reconstructing, replacing, relocating, improving and upgrading existing and additional electric transmission and distribution lines, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located such electric transmission and distribution lines;

         (b) using, operating, maintaining, repairing, reconstructing, replacing, improving, upgrading and enhancing Radio Communication Facilities and Fiber Optic Facilities, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located existing Radio Communication Facilities and existing Fiber Optic Facilities or any of them;

         (c) constructing, installing, attaching, using, operating, maintaining, repairing, reconstructing, replacing, improving, upgrading and enhancing Radio Communication Facilities that are part of the Integrated Transmission System or are the subject of a joint use agreement between Grantee and Grantor, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located such Radio Communication Facilities;

         (d) constructing, installing, attaching, using, operating, maintaining, relocating, improving, repairing, reconstructing, replacing and upgrading coal slurry pipelines that provide economic benefits to both Grantee and Grantor; and

         (e) constructing, installing, attaching, using, maintaining, repairing, reconstructing, replacing, relocating, improving, upgrading and enhancing such towers, poles, lines, cables, anchors and guy wires as Grantor may deem necessary or convenient for the operation of any of the facilities described in paragraphs (a), (b) and (c) above, or any Radio Communication Facilities and Fiber Optic Facilities, or any of them, which are located near the Premises; together with the right of ingress and egress in, over, under, across, and through the Premises and every portion thereof and all adjacent property in which Grantee has an interest for the purpose of access where necessary or convenient in Grantor's use of the Premises as aforesaid; provided, however, that:

                  (A) Grantor shall give Grantee at least sixty (60) days prior notice before any future lines or Radio Communication Facilities are constructed (except in the event of an emergency, in which case Grantor shall give Grantee as much prior notice as is practicable under the circumstances); and

                  (B) Grantor shall attempt to locate such future lines and Radio Communication Facilities at locations mutually agreed upon by Grantor and Grantee, but in the absence of such agreement and in all events, Grantor's exercise of the rights enumerated in this paragraph shall not unduly interfere with Grantee's use of the Premises.

         Grantee, by its acceptance of the within instrument, does hereby covenant and agree that:

         (a) Grantee shall not construct, use or operate, or permit any other person or entity other than Grantor, its successors, assigns, lessees, permittees, licensees, agents, contractors, subcontractors and affiliates (the "Benefited Parties"), to construct, use or operate any telecommunications equipment, facilities or system located over, under or upon the Premises, unless such construction, use or operation is permitted by applicable law and does not unduly interfere with the use or operation of any Radio Communication Facilities or Fiber Optic Facilities owned or operated (prior to such construction, use or operation) by any one or more of the Benefited Parties (regardless of whether any such interference is permitted by applicable regulations of the Federal Communications Commission or any successor agency); and

         (b) Grantee shall not, without the consent of Granter, construct, use or operate or permit or consent to the construction, use or operation of any equipment or facilities of any kind in such a manner as to unduly interfere with the use or operation of any Radio Communication Facilities or Fiber Optic Facilities located as of the date hereof on the real and personal property comprising the Premises (regardless of whether any such interference is permitted by applicable regulations of the Federal Communications Commission or any successor agency).

         This conveyance and the warranties as to title set forth herein are made subject to those matters set forth in Exhibit "B" attached hereto and for all purposes by this reference incorporated herein and made a part hereof (the "Permitted Exceptions") and to the rights and easements of Grantor, its successors and assigns in and to the Premises set forth herein.

         TO HAVE AND TO HOLD the Premises, with all and singular the rights, members and appurtenances thereof, to the same being, belonging or in anywise appertaining, to the only proper uses, benefit, and behoof of Grantee, its successors and assigns forever in fee simple.

         AND GRANTOR, for itself, its successors and assigns, will warrant and forever defend the right and title to the Premises unto Grantee, its successors and assigns against the claims of all persons claiming by, through or under Grantor, subject, however, to the Permitted Exceptions, and subject to the rights and easements of Grantor, its successors and assigns in and to the Premises as set forth herein.

         NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE BUILDINGS, OTHER STRUCTURES AND IMPROVEMENTS, FIXTURES AND REAL AND PERSONAL PROPERTY HEREIN CONVEYED ARE HEREBY CONVEYED BY GRANTOR TO GRANTEE UPON AN "AS IS" AND "WHERE IS" BASIS. EXCEPT AS OTHERWISE PROVIDED IN THE AGREEMENT OF EXCHANGE BETWEEN GRANTOR AND GRANTEE DATED AS OF ___________ ____, 19__, NEITHER GRANTOR NOR ANY PERSON OR ENTITY OF ANY KIND OR NATURE WHATSOEVER ACTING FOR OR ON BEHALF OF GRANTOR EITHER HAS MADE OR HEREBY MAKES ANY REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO THE VALUE, QUANTITY, CONDITION, SALABILITY, OBSOLESCENCE, MERCHANTABILITY, FITNESS OR SUITABILITY FOR USE OR WORKING ORDER THEREOF OR THAT THE USE OR OPERATION THEREOF WILL NOT VIOLATE PATENT, TRADE SECRET, TRADEMARK OR SERVICE MARK RIGHTS OF ANY THIRD PARTIES. GRANTEE HAS ACQUIRED THE PREMISES "AS IS" AND "WHERE IS" IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AGREEMENT OF EXCHANGE. GRANTEE HAS MADE SUCH INSPECTION OF THE PREMISES AS IT BELIEVES TO BE WARRANTED UNDER THE CIRCUMSTANCES AND HAS NOT RELIED UPON ANY REPRESENTATION OF GRANTOR IN THE SELECTION OF THE TRANSMISSION AND SUBSTATION FACILITIES ACQUIRED. Notwithstanding the foregoing, Grantee shall, together with Grantor, have the benefit of all manufacturers' and vendors' warranties and all patent, trademark and service mark rights running to Grantor in connection with the property herein conveyed to the extent the same are assignable by Grantor.

         Except as otherwise provided in the Agreement of Exchange between Grantor and Grantee dated as of ___________ ____, 199__, Grantee specifically agrees and hereby waives, releases, and discharges any claim (statutory, contractual or otherwise) it has, or may have in the future, against Grantor with respect to or arising out of the past, present or future conditions or compliance or noncompliance of the Premises in regard to any environmental laws, rules, regulations, orders or requirements (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.ss. 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.ss. 6901 et seq., the Toxic Substances Control Act, as amended, 15 U.S.C. ss.ss. 2601 et seq., and the Georgia Hazardous Site Response Act, O.C.G.A. ss.ss. 12-8-90 et. seq.).

         This instrument shall inure to the benefit of, and shall be binding upon, Grantor and Grantee and their respective successors and assigns.

         By its acceptance hereof, Grantee covenants and agrees that any ad valorem, real or personal property taxes and any other taxes levied upon or assessed against any real property or personal property conveyed herein and hereby for the year 199__ shall be apportioned and prorated by and between Grantor and Grantee as of the date hereof, based on estimated taxes for 199__, and each party hereto shall be and remain liable to the other party for each party's pro rata portion thereof, when the actual tax bills are received.

         This Limited Warranty Deed and Bill of Sale may be executed and sealed in multiple counterparts all of which shall be executed and delivered as an original and all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Grantor has caused this instrument to be executed and sealed with its corporate seal by its duly authorized officers as of the day and year first above written.

Signed, sealed and                         GRANTOR:
delivered in the
presence of:                               GEORGIA POWER COMPANY

                                           By:
Unofficial Witness                         Its:

                                           Attest:
Notary Public                              Its:
(NOTARIAL SEAL)
My Commission Expires:                     (CORPORATE SEAL)
Date Notarized:

                                   EXHIBIT "B"

         ATTACHED TO AND MADE A PART OF THAT CERTAIN LIMITED WARRANTY DEED AND BILL OF SALE (THE "DEED") DATED AS OF THE ______TH DAY OF ___________, 199_, BETWEEN GEORGIA POWER COMPANY AS "GRANTOR" AND GEORGIA TRANSMISSION CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) AS "GRANTEE"




                     MATTERS THAT MAY AFFECT THE RIGHTS AND
                         INTERESTS CONVEYED BY THE DEED


         The following matters may affect the rights and interests of Grantor in the "Premises" as that term is defined in the Deed and thus may affect Grantee's use and enjoyment thereof. Accordingly, the following are and shall be deemed to be permitted exceptions and encumbrances to title and use in all respects and for all purposes as between Grantor and Grantee, including, but not limited to, those of limited warranty and contract. Reference herein to the "Plats" shall mean and include those certain recorded and unrecorded plats of survey: (a) describing the Premises and by which the same were acquired and by which the Premises are being conveyed to Grantee; and (b) which were delivered to Grantee by Grantor in connection with and in contemplation of the transactions as contemplated in the Deed.

         1. (a) All matters which would be disclosed by a current and accurate certified plat of survey and inspection of the Premises by a Georgia registered land surveyor, and (b) all matters which are disclosed by the Plats.

         2. All taxes due with respect to the Premises in 199__ and subsequent years.

         3. All covenants, agreements, reservations, grants and written conveyances, recorded or unrecorded, and whether between Grantor and any other person, or between any predecessor in title to Grantor and Grantor, or between any predecessor in title to Grantor and any other person, or between any predecessor in title to any grantor to Grantor and any other person, which may affect the Premises or all or any portion thereof and respecting, without limitation, any easement, lease, right, privilege, license or grant, or any or all of them, for, without limitation: access (pedestrian or vehicular); ingress, egress; mining or minerals; aviation; parking; hunting or fishing; wells and springs and their use and maintenance; timber cutting and removal; pasturage and maintenance of cattle; pipes and pipeline rights for natural gas and petroleum products or other transmission; construction, use and maintenance of utility services and lines (public and private and including, without limitation, transmission, generation and distribution of natural gas, water, electrical energy, steam and all other forms of energy and any form of communications); highways (free access or limited), rights-of-way, roads, roadways and driveways (public or private); railroad operation and maintenance purposes, including line and grade crossing (public or private); camping and recreational purposes; lakes, ponds and streams or agricultural and timber purposes of any nature or type whatsoever.

         4. Reversionary restrictions or rights of reverter set forth and contained in any instrument whereby Grantor acquired any interest in the Premises or any portion thereof.

         5. The rights of all upper and lower riparian owners in and to the waters of all rivers, streams, creeks or branches crossing or adjoining the Premises or any portion or portions thereof, and to the natural flow thereof free from diminution or pollution; littoral rights of others as to any lake or pond located anywhere on the Premises.

         6. The location, use, maintenance or existence of any cemetery, burial ground or historical site or monument anywhere on the Premises.

         7. All rights of the federal or state governments with respect to any water way which is adjacent to or which crosses the Premises or any portion or portions thereof.

         8. Any obligation of Grantor to reimburse any person for any cost resulting from the use of the Premises or any portion thereof, the same being hereby expressly assumed by Grantee by its acceptance of the Deed.

         9. Any obligation of Grantor to indemnify and hold harmless any person resulting from and respecting the use of the Premises or any portion thereof, the same being hereby expressly assumed by Grantee by its acceptance of the Deed.

         10. Rights of any present or future owner or assignee of Grantor's rights in and to electrical energy transmission and distribution systems and facilities which are or may be parallel to, contiguous with, adjacent to, or located upon the Premises or any portion thereof, including, without limitation, Municipal Electric Authority of Georgia and the City of Dalton, Georgia, and their respective successors and assigns.

         11. Rights of any present or future owner, assignee, licensee, permittee or grantee of an indefeasible right of user of Grantor's rights in and to communications facilities which are parallel to, adjacent to or located upon, the Premises or any portion or portions thereof, including, without limitation, MPX Systems, Inc., SouthernNet of the Southeast, Inc., AT&T Company, AT&T Communications of the Southern States, Inc., BellSouth Telecommunications, Inc., Western Union Corporation and MCI Communications, Inc., and their respective successors and assigns.

         12. Any discrepancy between the courses, distances, lines, monuments and other descriptive matters and information reflected in and upon the Plats and the courses, distances, lines, monuments and other descriptive matters and information recited in or attached to any deed, grant or other instrument (including without limitation condemnation documents) whereby Grantor acquired all or any portion of the Premises.

         13. Title to all or any portion of the Premises being in one other than a grantor to Grantor due to a failure of such prior grantor's title based upon
(a) lack of continuous possession or (b) breach of condition which effects a reversion or defeasance, or (c) the absence of proper application of the laws of descent, distribution and administration.

         14. Bankruptcy of any prior owner of all or any portion of the Premises.

         15. Recorded or unrecorded claims of liens for labor or material furnished for the improvements of or upon the Premises.

         16. Rights of the public in and to streets, highways, and other roadways located on, over, or across the Premises.

         17. Any uncancelled or unsatisfied security instrument now of record which, under State Bar of Georgia Title Standard 12.6 (in effect on June 2,
1972) would not be deemed an encumbrance to title to the Premises or any portion thereof, together with any security instrument of record given to secure original principal indebtedness of up to $5,000.00 which, notwithstanding that it would be deemed an encumbrance to title under the application of said Title Standard or otherwise, has a stated maturity date more than twenty (20) years prior to the date of the Deed or if, where no such maturity date is stated or such instrument is updated, said instrument is recorded on a date which is more than twenty (20) years prior to the date of the Deed.

         18. Any and all violations of applicable zoning laws. Any and all violations of applicable building codes.

36



                                   Exhibit B2

Form of Quitclaim Deed and Bill of Sale for Georgia Power Substation Facilities
                      with Respect to Fee Simple Property


NO TRANSFER TAX DUE -
GIVEN FOR TITLE CLEARANCE PURPOSES
IN CONNECTION WITH LIMITED WARRANTY
DEED AND BILL OF SALE OF EVEN DATE


STATE OF GEORGIA
COUNTY OF ______________


                         QUITCLAIM DEED AND BILL OF SALE
                                     MADE BY
                              GEORGIA POWER COMPANY
                                       TO
                        GEORGIA TRANSMISSION CORPORATION
                      (AN ELECTRIC MEMBERSHIP CORPORATION)

-------------------------------------------------------------------------------


                                   SUBSTATION
                                 TITLE CLEARANCE


         THIS QUITCLAIM DEED AND BILL OF SALE is made as of the _____ day of ___________, 199__, by and between GEORGIA POWER COMPANY, a Georgia corporation having its principal offices in Atlanta, Fulton County, Georgia, as party of the first part (hereinafter referred to as "Grantor"), and GEORGIA TRANSMISSION CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized and existing under Section 46-3-170, et seq., of the Official Code of Georgia Annotated, as party of the second part (hereinafter referred to as "Grantee").

                              W I T N E S S E T H:

         WHEREAS, Grantor has executed and delivered to Grantee that certain Limited Warranty Deed (the "Limited Warranty Deed") dated of even date herewith, recorded in Deed Book ___________, page _____, in the Office of the Clerk of the Superior Court of ________________ County, Georgia, with respect to certain property more particularly described therein;

         WHEREAS, Grantee has requested that Grantor execute this Quitclaim Deed and Bill of Sale based upon a survey obtained by Grantee;

         WHEREAS, a description of the property shown on the survey is attached hereto as Exhibit "A" and by this reference incorporated herein and made a part hereof (the "Quitclaim Property");

         WHEREAS, the Limited Warranty Deed contained certain rights and easements of Grantor, which Grantor does not intend to release or modify by virtue of this Quitclaim Deed and Bill of Sale;

         WHEREAS, the Quitclaim Property less and except the rights and easements of Grantor under or pursuant to the Limited Warranty Deed is hereinafter referred to as the "Property"; and

         WHEREAS, Grantor desires to execute this Quitclaim Deed and Bill of Sale for the purposes and subject to the terms and conditions set forth herein.

         NOW, THEREFORE, GRANTOR, FOR AND IN CONSIDERATION of the sum of TEN AND NO/100 DOLLARS ($10.00) in hand paid at and before the sealing and delivery of these presents, and for other good and valuable consideration, the receipt, adequacy and sufficiency whereof are hereby acknowledged, has this day granted, bargained, sold, conveyed, aliened, transferred, remised, quitclaimed and assigned, and by these presents does hereby grant, bargain, sell, convey, alien, transfer, remise, quitclaim and assign unto Grantee, its successors and assigns, all the right, title, and interest which Grantor has or may have had in and to the Property. The Property, together with the property described in the paragraph immediately following this paragraph, less and except the property excluded from this conveyance, being herein collectively referred to as the "Premises".

          TOGETHER WITH all right, title, and interest which Grantor has or may have had in and to all buildings, facilities and improvements situated on the Property, all easements, rights-of-way, permits, privileges, machinery, equipment, appliances, appurtenances, materials, supplies, and all other property, tangible or intangible, real, personal or mixed, located thereon and comprising a part of or reasonably necessary for the use, occupation and enjoyment of the Property or any buildings, facilities or improvements situated thereon.

         LESS AND EXCEPT from the foregoing conveyance, however:

         (a) any and all property (owned by Grantor and not otherwise conveyed to Grantee) of any kind and nature whatsoever which comprises a part of or appertains to or is reasonably necessary for the use, occupancy or enjoyment of any present or future electric transmission or distribution line or lines which either begin or terminate in or upon, or which traverse or transect, the Premises or any portion or portions thereof; and

         (b) equipment, systems or facilities owned or leased by Grantor or its affiliates, whether used exclusively by Grantor or its affiliates, jointly used with any other person or entity or used by any lessee, permittee or licensee of Grantor or its affiliates, which are:

         (i) equipment, systems or facilities used for or in connection with communications by radio, including without limitation,

                           (A) microwave towers, mobile base radio towers, radio
                  base repeater towers, telemeter transmitters, multiple address system radios or power line carrier equipment,

                           (B) power supplies, telecommunications racks or
                  auxiliary support systems associated therewith,

                           (C) separate control buildings which contain radio
                  communications equipment but do not contain substation equipment which is part of the Premises,

                           (D) radio communications equipment contained in
                  control buildings which contain both radio communications equipment and substation equipment, or

                           (E) any permits, licenses and leases relating to any
                  one or more of the foregoing

         (any or all of the foregoing specified in this paragraph (i) being hereinafter collectively referred to as "Radio Communication Facilities"); or

                  (ii) equipment, systems or facilities used for or in connection with light wave communications over optical fibers, including without limitation,

                           (A) optical fibers, optronic or photo-optronic
                  equipment, repeaters, junctions, splice enclosures or equipment for the conversion of light signals to or from radio or electronic signals,

                           (B) power supplies, telecommunications racks, alarm
                  monitoring equipment or auxiliary support systems associated therewith,

                           (C) separate control buildings that contain fiber
                  optic communications equipment but do not contain substation equipment which is part of the Premises,

                           (D) fiber optic communications equipment contained in
                  control buildings which contain both fiber optic communications equipment and substation equipment, or

                           (E) any permits, licenses or leases relating to any
                  one or more of the foregoing

         (any or all of the foregoing specified in this paragraph (ii) being hereinafter collectively referred to as "Fiber Optic Facilities"); and

         (c) all rights and easements of Grantor, its successors and assigns arising under or pursuant to the Limited Warranty Deed.

         Further, notwithstanding anything contained in the within instrument to the contrary, Grantor does hereby expressly except from the within conveyance and reserve and retain unto itself, its successors, assigns, agents, contractors, subcontractors, and legally permitted licensees and permittees, and, by its acceptance hereof, Grantee does hereby grant unto Grantor, its successors, assigns, agents, contractors, subcontractors and legally permitted licensees and permittees, a perpetual easement in, on, over, upon, under, through, and across the Premises and every portion thereof for the purposes of:

         (a) constructing, installing, attaching, using, operating, maintaining, repairing, reconstructing, replacing, relocating, improving and upgrading existing and additional electric transmission and distribution lines, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located such electric transmission and distribution lines;

         (b) using, operating, maintaining, repairing, reconstructing, replacing, improving, upgrading and enhancing Radio Communication Facilities and Fiber Optic Facilities, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located existing Radio Communication Facilities and existing Fiber Optic Facilities or any of them;

         (c) constructing, installing, attaching, using, operating, maintaining, repairing, reconstructing, replacing, improving, upgrading and enhancing Radio Communication Facilities, that are part of the Integrated Transmission System or are the subject of a joint use agreement between Grantee and Grantor, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located such Radio Communication Facilities;

         (d) constructing, installing, attaching, using, operating, maintaining, relocating, improving, repairing, reconstructing, replacing and upgrading coal slurry pipelines that provide economic benefits to both Grantee and Grantor; and

         (e) constructing, installing, attaching, using, maintaining, repairing, reconstructing, replacing, relocating, improving, upgrading and enhancing such towers, poles, lines, cables, anchors and guy wires as Grantor may deem necessary or convenient for the operation of any of the facilities described in paragraphs (a), (b) and (c) above, or any Radio Communication Facilities and Fiber Optic Facilities, or any of them, which are located near the Premises;

together with the right of ingress and egress over, across, and through the Premises and every portion thereof and all adjacent property in which Grantee has an interest for the purpose of access where necessary or convenient in Grantor's use of the Premises as aforesaid; provided, however, that:

                           (A) Grantor shall give Grantee at least sixty (60)
                  days prior notice before any future lines or Radio Communication Facilities are constructed (except in the event of an emergency, in which case Grantor shall give Grantee as much prior notice as is practicable under the circumstances); and

                           (B) Grantor shall attempt to locate such future lines
                  and Radio Communication Facilities at locations mutually agreed upon by Grantor and Grantee, but in the absence of such agreement and in all events, Grantor's exercise of the rights enumerated in this paragraph shall not unduly interfere with Grantee's use of the Premises.

         Grantee, by its acceptance of the within instrument, does hereby covenant and agree that:

         (a) Grantee shall not construct, use or operate, or permit any other person or entity other than Grantor, its successors, assigns, lessees, permittees, licensees, agents, contractors, subcontractors and affiliates (the "Benefited Parties"), to construct, use or operate any telecommunications equipment, facilities or system located over, under or upon the Premises, unless such construction, use or operation is permitted by applicable law and does not unduly interfere with the use or operation of any Radio Communication Facilities or Fiber Optic Facilities owned or operated (prior to such construction, use or operation) by any one or more of the Benefited Parties (regardless of whether any such interference is permitted by applicable regulations of the Federal Communications Commission or any successor agency); and

         (b) Grantee shall not, without the consent of Granter, construct, use or operate or permit or consent to the construction, use or operation of any equipment or facilities of any kind in such a manner as to unduly interfere with the use or operation of any Radio Communication Facilities or Fiber Optic Facilities located as of the date hereof on the real and personal property comprising the Premises (regardless of whether any such interference is permitted by applicable regulations of the Federal Communications Commission or any successor agency).

         TO HAVE AND TO HOLD the Premises unto Grantee, its successors, and assigns, so that neither Grantor nor its successors, nor any other person claiming under Grantor, shall at any time claim or demand any right, title, or interest to the premises or its appurtenances, subject to the rights and easements of Grantor, its successors and assigns in and to the Premises as set forth herein.

         NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE BUILDINGS, OTHER STRUCTURES AND IMPROVEMENTS, FIXTURES AND REAL AND PERSONAL PROPERTY HEREIN CONVEYED ARE HEREBY CONVEYED BY GRANTOR TO GRANTEE UPON AN "AS IS" AND "WHERE IS" BASIS. EXCEPT AS OTHERWISE PROVIDED IN THE AGREEMENT OF EXCHANGE BETWEEN GRANTOR AND GRANTEE DATED AS OF ___________ ____, 19__, NEITHER GRANTOR NOR ANY PERSON OR ENTITY OF ANY KIND OR NATURE WHATSOEVER ACTING FOR OR ON BEHALF OF GRANTOR EITHER HAS MADE OR HEREBY MAKES ANY REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO THE VALUE, QUANTITY, CONDITION, SALABILITY, OBSOLESCENCE, MERCHANTABILITY, FITNESS OR SUITABILITY FOR USE OR WORKING ORDER THEREOF OR THAT THE USE OR OPERATION THEREOF WILL NOT VIOLATE PATENT, TRADE SECRET, TRADEMARK OR SERVICE MARK RIGHTS OF ANY THIRD PARTIES. GRANTEE HAS ACQUIRED THE PREMISES "AS IS" AND "WHERE IS" IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AGREEMENT OF EXCHANGE. GRANTEE HAS MADE SUCH INSPECTION OF THE PREMISES AS IT BELIEVES TO BE WARRANTED UNDER THE CIRCUMSTANCES AND HAS NOT RELIED UPON ANY REPRESENTATION OF GRANTOR IN THE SELECTION OF THE TRANSMISSION AND SUBSTATION FACILITIES ACQUIRED. Notwithstanding the foregoing, Grantee shall, together with Grantor, have the benefit of all manufacturers' and vendors' warranties and all patent, trademark and service mark rights running to Grantor in connection with the property herein conveyed to the extent the same are assignable by Grantor.

         Except as otherwise provided in the Agreement of Exchange between Grantor and Grantee dated as of ____________ ___, 19__, Grantee specifically agrees and hereby waives, releases, and discharges any claim (statutory, contractual or otherwise) it has, or may have in the future, against Grantor with respect to or arising out of the past, present or future conditions or compliance or noncompliance of the Premises in regard to any environmental laws, rules, regulations, orders or requirements (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.ss. 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.ss. 6901 et seq., the Toxic Substances Control Act, as amended, 15 U.S.C. ss.ss. 2601 et seq., and the Georgia Hazardous Site Response Act, O.C.G.A. ss.ss. 12-8-90 et. seq.).

         This instrument shall inure to the benefit of, and shall be binding upon, Grantor and Grantee and their respective successors and assigns.

         By its acceptance hereof, Grantee covenants and agrees that any ad valorem, real or personal property taxes and any other taxes levied upon or assessed against any real property or personal property conveyed herein and hereby for the year 199__ shall be apportioned and prorated by and between Grantor and Grantee as of the date hereof, based on estimated taxes for 199__, and each party hereto shall be and remain liable to the other party for each party's pro rata portion thereof, when the actual tax bills are received.

         This Quitclaim Deed and Bill of Sale may be executed and sealed in multiple counterparts all of which shall be executed and delivered as an original and all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Grantor has caused this instrument to be executed and sealed with its corporate seal by its duly authorized officers as of the day and year first above written.

Signed, sealed and                       GRANTOR:
delivered in the
presence of:                             GEORGIA POWER COMPANY

                                         By:
Unofficial Witness                       Its:

                                         Attest:
Notary Public                            Its:
(NOTARIAL SEAL)
My Commission Expires:                   (CORPORATE SEAL)
Date Notarized:

42


                                   Exhibit B3

 Form of Quitclaim Deed and Bill of Sale for Georgia Power Substation Facilities
                     with Respect to Non-Fee Simple Property


STATE OF GEORGIA
COUNTY OF ______________


                         QUITCLAIM DEED AND BILL OF SALE
                                     MADE BY
                              GEORGIA POWER COMPANY
                                       TO
                        GEORGIA TRANSMISSION CORPORATION
                      (AN ELECTRIC MEMBERSHIP CORPORATION)

-------------------------------------------------------------------------------


                                   SUBSTATION

         THIS QUITCLAIM DEED AND BILL OF SALE is made as of the _____ day of ___________, 199__, by and between GEORGIA POWER COMPANY, a Georgia corporation having its principal offices in Atlanta, Fulton County, Georgia, as party of the first part (hereinafter referred to as "Grantor"), and GEORGIA TRANSMISSION CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized and existing under Section 46-3-170, et seq., of the Official Code of Georgia Annotated, as party of the second part (hereinafter referred to as "Grantee").

                              W I T N E S S E T H:

         THAT GRANTOR, FOR AND IN CONSIDERATION of the sum of TEN AND NO/100 DOLLARS ($10.00) in hand paid at and before the sealing and delivery of these presents, and for other good and valuable consideration, the receipt, adequacy and sufficiency whereof are hereby acknowledged, has this day granted, bargained, sold, conveyed, aliened, transferred, and remised, quitclaimed and assigned, and by these presents does hereby grant, bargain, sell, convey, alien, transfer, remise, quitclaim and assign unto Grantee, its successors and assigns, all the right, title and interest which Grantor has or may have had in and to all that certain real property lying and being in _____________ County, Georgia, and more particularly described in Exhibit "A" attached hereto and for all purposes by this reference incorporated herein and made a part hereof (the "Property"). The Property, together with the property described in the paragraph immediately following this paragraph, less and except the property excluded from this conveyance, being herein collectively referred to as the "Premises".

         TOGETHER WITH all right, title, and interest which Grantor has or may have had in and to all buildings, facilities and improvements situated on the Property, all easements, rights-of-way, permits, privileges, machinery, equipment, appliances, appurtenances, materials, supplies, and all other property, tangible or intangible, real, personal or mixed, located thereon and comprising a part of or reasonably necessary for the use, occupation and enjoyment of the Property or any buildings, facilities or improvements situated thereon.

         LESS AND EXCEPT from the foregoing conveyance, however:

         (a) any and all property (owned by Grantor and not otherwise conveyed to Grantee) of any kind and nature whatsoever which comprises a part of or appertains to or is reasonably necessary for the use, occupancy or enjoyment of any present or future electric transmission or distribution line or lines which either begin or terminate in or upon, or which traverse or transect, the Premises or any portion or portions thereof; and

         (b) any equipment, systems or facilities owned or leased by Grantor or its affiliates, whether used exclusively by Grantor or its affiliates, jointly used with any other person or entity or used by any lessee, permittee or licensee of Grantor or its affiliates, which are

                  (i) equipment, systems or facilities used for or in connection with communications by radio, including without limitation,

                           (A) microwave towers, mobile base radio towers, radio
                  base repeater towers, telemeter transmitters, multiple address system radios or power line carrier equipment,

                           (B) power supplies, telecommunications racks or
                  auxiliary support systems associated therewith,

                           (C) separate control buildings which contain radio
                  communications equipment but do not contain substation equipment which is part of the Premises,

                           (D) radio communications equipment contained in
                  control buildings which contain both radio communications equipment and substation equipment, or

                           (E) any permits, licenses and leases relating to any
one or more of the foregoing

         (any or all of the foregoing specified in this paragraph (i) being hereinafter collectively referred to as "Radio Communication Facilities");

                  (ii) equipment, systems or facilities used for or in connection with light wave communications over optical fibers, including without limitation,

                           (A) optical fibers, optronic or photo-optronic
                  equipment, repeaters, junctions, splice enclosures or equipment for the conversion of light signals to or from radio or electronic signals,

                           (B) power supplies, telecommunications racks, alarm
                  monitoring equipment or auxiliary support systems associated therewith,

                           (C) separate control buildings that contain fiber
                  optic communications equipment but do not contain substation equipment which is part of the Premises,

                           (D) fiber optic communications equipment contained in
                  control buildings which contain both fiber optic communications equipment and substation equipment, or

                           (E) any permits, licenses or leases relating to any
                  one or more of the foregoing

         (any or all of the foregoing specified in this paragraph (ii) being hereinafter collectively referred to as "Fiber Optic Facilities").

         Further, notwithstanding anything contained in the within instrument to the contrary, Grantor does hereby expressly except from the within conveyance and reserve and retain unto itself, its successors, assigns, agents, contractors, subcontractors, and legally permitted licensees and permittees, and, by its acceptance hereof, Grantee does hereby grant unto Grantor, its successors, assigns, agents, contractors, subcontractors, and legally permitted licensees and permittees, a perpetual easement in, on, over, upon, under, through, and across the Premises and every portion thereof for the purposes of:

         (a) constructing, installing, attaching, using, operating, maintaining, repairing, reconstructing, replacing, relocating, improving and upgrading existing and additional electric transmission and distribution lines, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located such electric transmission and distribution lines;

         (b) using, operating, maintaining, repairing, reconstructing, replacing, improving, upgrading and enhancing Radio Communication Facilities and Fiber Optic Facilities, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located existing Radio Communication Facilities and existing Fiber Optic Facilities or any of them;

         (c) constructing, installing, attaching, using, operating, maintaining, repairing, reconstructing, replacing, improving, upgrading and enhancing Radio Communication Facilities, that are part of the Integrated Transmission System or are the subject of a joint use agreement between Grantee and Grantor, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located such Radio Communication Facilities;

         (d) constructing, installing, attaching, using, operating, maintaining, relocating, improving, repairing, reconstructing, replacing and upgrading coal slurry pipelines that provide economic benefits to both Grantee and Grantor; and

         (e) constructing, installing, attaching, using, maintaining, repairing, reconstructing, replacing, relocating, improving, upgrading and enhancing such towers, poles, lines, cables, anchors and guy wires as Grantor may deem necessary or convenient for the operation of any of the facilities described in paragraphs (a), (b) and (c) above, or any Radio Communication Facilities and Fiber Optic Facilities, or any of them, which are located near the Premises; together with the right of ingress and egress in, over, under, across, and through the Premises and every portion thereof and all adjacent property in which Grantee has an interest for the purpose of access where necessary or convenient in Grantor's use of the Premises as aforesaid; provided, however, that:

                           (A) Grantor shall give Grantee at least sixty (60)
                  days prior notice before any future lines or Radio Communication Facilities are constructed (except in the event of an emergency, in which case Grantor shall give Grantee as much prior notice as is practicable under the circumstances); and

                           (B) Grantor shall attempt to locate such future lines
                  and Radio Communication Facilities at locations mutually agreed upon by Grantor and Grantee, but in the absence of such agreement and in all events, Grantor's exercise of the rights enumerated in this paragraph shall not unduly interfere with Grantee's use of the Premises.

         Grantee, by its acceptance of the within instrument, does hereby covenant and agree that:

         (a) Grantee shall not construct, use or operate, or permit any other person or entity other than Grantor, its successors, assigns, lessees, permittees, licensees, agents, contractors, subcontractors and affiliates (the "Benefited Parties"), to construct, use or operate any telecommunications equipment, facilities or system located over, under or upon the Premises, unless such construction, use or operation is permitted by applicable law and does not unduly interfere with the use or operation of any Radio Communication Facilities or Fiber Optic Facilities owned or operated (prior to such construction, use or operation) by any one or more of the Benefited Parties (regardless of whether any such interference is permitted by applicable regulations of the Federal Communications Commission or any successor agency); and

         (b) Grantee shall not, without the consent of Granter, construct, use or operate or permit or consent to the construction, use or operation of any equipment or facilities of any kind in such a manner as to unduly interfere with the use or operation of any Radio Communication Facilities or Fiber Optic Facilities located as of the date hereof on the real and personal property comprising the Premises (regardless of whether any such interference is permitted by applicable regulations of the Federal Communications Commission or any successor agency).

         TO HAVE AND TO HOLD the Premises unto Grantee, its successors, and assigns, so that neither Grantor nor its successors, nor any other person claiming under Grantor, shall at any time claim or demand any right, title, or interest to the premises or its appurtenances, subject to the rights and easements of Grantor, its successors and assigns in and to the Premises as set forth herein.

         NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE BUILDINGS, OTHER STRUCTURES AND IMPROVEMENTS, FIXTURES AND REAL AND PERSONAL PROPERTY HEREIN CONVEYED ARE HEREBY CONVEYED BY GRANTOR TO GRANTEE UPON AN "AS IS" AND "WHERE IS" BASIS. EXCEPT AS OTHERWISE PROVIDED IN THE AGREEMENT OF EXCHANGE BETWEEN GRANTOR AND GRANTEE DATED AS OF ___________ ____, 19__, NEITHER GRANTOR NOR ANY PERSON OR ENTITY OF ANY KIND OR NATURE WHATSOEVER ACTING FOR OR ON BEHALF OF GRANTOR EITHER HAS MADE OR HEREBY MAKES ANY REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO THE VALUE, QUANTITY, CONDITION, SALABILITY, OBSOLESCENCE, MERCHANTABILITY, FITNESS OR SUITABILITY FOR USE OR WORKING ORDER THEREOF OR THAT THE USE OR OPERATION THEREOF WILL NOT VIOLATE PATENT, TRADE SECRET, TRADEMARK OR SERVICE MARK RIGHTS OF ANY THIRD PARTIES. GRANTEE HAS ACQUIRED THE PREMISES "AS IS" AND "WHERE IS" IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AGREEMENT OF EXCHANGE. GRANTEE HAS MADE SUCH INSPECTION OF THE PREMISES AS IT BELIEVES TO BE WARRANTED UNDER THE CIRCUMSTANCES AND HAS NOT RELIED UPON ANY REPRESENTATION OF GRANTOR IN THE SELECTION OF THE TRANSMISSION AND SUBSTATION FACILITIES ACQUIRED. Notwithstanding the foregoing, Grantee shall, together with Grantor, have the benefit of all manufacturers' and vendors' warranties and all patent, trademark and service mark rights running to Grantor in connection with the property herein conveyed to the extent the same are assignable by Grantor.

         Except as otherwise provided in the Agreement of Exchange between Grantor and Grantee dated as of ____________ ___, 19__, Grantee specifically agrees and hereby waives, releases, and discharges any claim (statutory, contractual or otherwise) it has, or may have in the future, against Grantor with respect to or arising out of the past, present or future conditions or compliance or noncompliance of the Premises in regard to any environmental laws, rules, regulations, orders or requirements (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.ss. 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.ss. 6901 et seq., the Toxic Substances Control Act, as amended, 15 U.S.C. ss.ss. 2601 et seq., and the Georgia Hazardous Site Response Act, O.C.G.A. ss.ss. 12-8-90 et. seq.).

         This instrument shall inure to the benefit of, and shall be binding upon, Grantor and Grantee and their respective successors and assigns.

         By its acceptance hereof, Grantee covenants and agrees that any ad valorem, real or personal property taxes and any other taxes levied upon or assessed against any real property or personal property conveyed herein and hereby for the year 199__ shall be apportioned and prorated by and between Grantor and Grantee as of the date hereof, based on estimated taxes for 199__, and each party hereto shall be and remain liable to the other party for each party's pro rata portion thereof, when the actual tax bills are received.

         This Quitclaim Deed and Bill of Sale may be executed and sealed in multiple counterparts all of which shall be executed and delivered as an original and all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Grantor has caused this instrument to be executed and sealed with its corporate seal by its duly authorized officers as of the day and year first above written.

Signed, sealed and                        GRANTOR:
delivered in the
presence of:                              GEORGIA POWER COMPANY

                                          By:
Unofficial Witness                        Its:

                                          Attest:
Notary Public                             Its:
(NOTARIAL SEAL)
My Commission Expires:                    (CORPORATE SEAL)
Date Notarized:

43


                                    Exhibit C
                            GTC Substation Facilities

------------------------------------------------------------------------
                        Substation         Orig. Book Value
                                               (5/5/98)
------------------------------------------------------------------------

GTC Distribution Subs:
-----------------------------------------------------------
North Metter 46/12 - Excelsior #8                  284,564
-----------------------------------------------------------
-----------------------------------------------------------
Clarkesville 46/12                                 221,028
-----------------------------------------------------------
                                                   505,592
GTC Transmission Subs:
-----------------------------------------------------------
Forrest Road 115/69/12                           1,513,343
-----------------------------------------------------------
-----------------------------------------------------------
Reids 115/46                                       347,471
-----------------------------------------------------------
                                                 1,860,814

------------------------------------------=================
Total                                            2,366,406
------------------------------------------=================

49


                                   Exhibit D1

         Form of Limited Warranty Deed and Bill of Sale for GTC Substation Facilities with Respect to Fee Simple Property


STATE OF GEORGIA
COUNTY OF ______________


                     LIMITED WARRANTY DEED AND BILL OF SALE
                                     MADE BY
                        GEORGIA TRANSMISSION CORPORATION
                      (AN ELECTRIC MEMBERSHIP CORPORATION)
                                       TO
                              GEORGIA POWER COMPANY


                                   SUBSTATION

         THIS LIMITED WARRANTY DEED AND BILL OF SALE is made as of the _____ day of ___________, 199__, by and between GEORGIA TRANSMISSION CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized and existing under Section 46-3-170, et seq., of the Official Code of Georgia Annotated, as party of the first part (hereinafter referred to as "Grantor"), and GEORGIA POWER COMPANY, a Georgia corporation having its principal offices in Atlanta, Fulton County, Georgia, as party of the second part (hereinafter referred to as "Grantee").

                              W I T N E S S E T H:

         THAT GRANTOR, FOR AND IN CONSIDERATION of the sum of TEN AND NO/100 DOLLARS ($10.00) in hand paid at and before the sealing and delivery of these presents, and for other good and valuable consideration, the receipt, adequacy and sufficiency whereof are hereby acknowledged, has this day granted, bargained, sold, conveyed, aliened, transferred, and assigned, and by these presents does hereby grant, bargain, sell, convey, alien, transfer, and assign unto Grantee, its successors and assigns, all that certain real property lying and being in _____________ County, Georgia, and more particularly described in Exhibit "A" attached hereto and for all purposes by this reference incorporated herein and made a part hereof (the "Property"). The Property, together with the property described in the paragraph immediately following this paragraph, less and except the property excluded from this conveyance, being herein collectively referred to as the "Premises".

         TOGETHER WITH all right, title, and interest which Grantor has or may have had in and to all buildings, facilities and improvements situated on the Property, all easements, rights-of-way, permits, privileges, machinery, equipment, appliances, appurtenances, materials, supplies, and all other property, tangible or intangible, real, personal or mixed, located thereon and comprising a part of or reasonably necessary for the use, occupation and enjoyment of the Property or any buildings, facilities or improvements situated thereon.

         LESS AND EXCEPT from the foregoing conveyance, however:

         (a) any and all property (owned by Grantor and not otherwise conveyed to Grantee) of any kind and nature whatsoever which comprises a part of or appertains to or is reasonably necessary for the use, occupancy or enjoyment of any present or future electric transmission or distribution line or lines which either begin or terminate in or upon, or which traverse or transect, the Premises or any portion or portions thereof; and

         (b) any equipment, systems or facilities owned or leased by Grantor or its affiliates, whether used exclusively by Grantor or its affiliates, jointly used with any other person or entity or used by any lessee, permittee or licensee of Grantor or its affiliates, which are

                  (i) equipment, systems or facilities used for or in connection with communications by radio, including without limitation,

                           (A) microwave towers, mobile base radio towers, radio
                  base repeater towers, telemeter transmitters, multiple address system radios or power line carrier equipment,

                           (B) power supplies, telecommunications racks or
                  auxiliary support systems associated therewith,

                           (C) separate control buildings which contain radio
                  communications equipment but do not contain substation equipment which is part of the Premises,

                           (D) radio communications equipment contained in
                  control buildings which contain both radio communications equipment and substation equipment, or

                           (E) any permits, licenses and leases relating to any
one or more of the foregoing

         (any or all of the foregoing specified in this paragraph (i) being hereinafter collectively referred to as "Radio Communication Facilities");

                  (ii) equipment, systems or facilities used for or in connection with light wave communications over optical fibers, including without limitation,

                           (A) optical fibers, optronic or photo-optronic
                  equipment, repeaters, junctions, splice enclosures or equipment for the conversion of light signals to or from radio or electronic signals,

                           (B) power supplies, telecommunications racks, alarm
                  monitoring equipment or auxiliary support systems associated therewith,

                           (C) separate control buildings that contain fiber
                  optic communications equipment but do not contain substation equipment which is part of the Premises,

                           (D) fiber optic communications equipment contained in
                  control buildings which contain both fiber optic communications equipment and substation equipment, or

                           (E) any permits, licenses or leases relating to any
one or more of the foregoing

         (any or all of the foregoing specified in this paragraph (ii) being hereinafter collectively referred to as "Fiber Optic Facilities").

         Further, notwithstanding anything contained in the within instrument to the contrary, Grantor does hereby expressly except from the within conveyance and reserve and retain unto itself, its successors, assigns, agents, contractors, subcontractors, and legally permitted licensees and permittees, and, by its acceptance hereof, Grantee does hereby grant unto Grantor, its successors, assigns, agents, contractors subcontractors, and legally permitted licensees and permittees, a perpetual easement in, on, over, upon, under, through, and across the Premises and every portion thereof for the purposes of:

         (a) constructing, installing, attaching, using, operating, maintaining, repairing, reconstructing, replacing, relocating, improving and upgrading existing and additional electric transmission and distribution lines, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located such electric transmission and distribution lines;

         (b) using, operating, maintaining, repairing, reconstructing, replacing, improving, upgrading and enhancing Radio Communication Facilities and Fiber Optic Facilities, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located existing Radio Communication Facilities and existing Fiber Optic Facilities or any of them;

         (c) constructing, installing, attaching, using, operating, maintaining, repairing, reconstructing, replacing, improving, upgrading and enhancing Radio Communication Facilities that are part of the Integrated Transmission System or are the subject of a joint use agreement between Grantee and Grantor, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located such Radio Communication Facilities;

         (d) constructing, installing, attaching, using, operating, maintaining, relocating, improving, repairing, reconstructing, replacing and upgrading coal slurry pipelines that provide economic benefits to both Grantee and Grantor; and

         (e) constructing, installing, attaching, using, maintaining, repairing, reconstructing, replacing, relocating, improving, upgrading and enhancing such towers, poles, lines, cables, anchors and guy wires as Grantor may deem necessary or convenient for the operation of any of the facilities described in paragraphs (a), (b) and (c) above, or any Radio Communication Facilities and Fiber Optic Facilities, or any of them, which are located near the Premises; together with the right of ingress and egress in, over, under, across, and through the Premises and every portion thereof and all adjacent property in which Grantee has an interest for the purpose of access where necessary or convenient in Grantor's use of the Premises as aforesaid; provided, however, that:

                           (A) Grantor shall give Grantee at least sixty (60)
                  days prior notice before any future lines or Radio Communication Facilities are constructed (except in the event of an emergency, in which case Grantor shall give Grantee as much prior notice as is practicable under the circumstances); and

                           (B) Grantor shall attempt to locate such future lines
                  and Radio Communication Facilities at locations mutually agreed upon by Grantor and Grantee, but in the absence of such agreement and in all events, Grantor's exercise of the rights enumerated in this paragraph shall not unduly interfere with Grantee's use of the Premises.

         Grantee, by its acceptance of the within instrument, does hereby covenant and agree that:

         (a) Grantee shall not construct, use or operate, or permit any other person or entity other than Grantor, its successors, assigns, lessees, permittees, licensees, agents, contractors, subcontractors and affiliates (the "Benefited Parties"), to construct, use or operate any telecommunications equipment, facilities or system located over, under or upon the Premises, unless such construction, use or operation is permitted by applicable law and does not unduly interfere with the use or operation of any Radio Communication Facilities or Fiber Optic Facilities owned or operated (prior to such construction, use or operation) by any one or more of the Benefited Parties (regardless of whether any such interference is permitted by applicable regulations of the Federal Communications Commission or any successor agency); and

         (b) Grantee shall not, without the consent of Granter, construct, use or operate or permit or consent to the construction, use or operation of any equipment or facilities of any kind in such a manner as to unduly interfere with the use or operation of any Radio Communication Facilities or Fiber Optic Facilities located as of the date hereof on the real and personal property comprising the Premises (regardless of whether any such interference is permitted by applicable regulations of the Federal Communications Commission or any successor agency).

         This conveyance and the warranties as to title set forth herein are made subject to those matters set forth in Exhibit "B" attached hereto and for all purposes by this reference incorporated herein and made a part hereof (the "Permitted Exceptions") and to the rights and easements of Grantor, its successors and assigns in and to the Premises set forth herein.

         TO HAVE AND TO HOLD the Premises, with all and singular the rights, members and appurtenances thereof, to the same being, belonging or in anywise appertaining, to the only proper uses, benefit, and behoof of Grantee, its successors and assigns forever in fee simple.

         AND GRANTOR, for itself, its successors and assigns, will warrant and forever defend the right and title to the Premises unto Grantee, its successors and assigns against the claims of all persons claiming by, through or under Grantor, subject, however, to the Permitted Exceptions, and subject to the rights and easements of Grantor, its successors and assigns in and to the Premises as set forth herein.

         NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE BUILDINGS, OTHER STRUCTURES AND IMPROVEMENTS, FIXTURES AND REAL AND PERSONAL PROPERTY HEREIN CONVEYED ARE HEREBY CONVEYED BY GRANTOR TO GRANTEE UPON AN "AS IS" AND "WHERE IS" BASIS. EXCEPT AS OTHERWISE PROVIDED IN THE AGREEMENT OF EXCHANGE BETWEEN GRANTOR AND GRANTEE DATED AS OF ___________ ____, 19__, NEITHER GRANTOR NOR ANY PERSON OR ENTITY OF ANY KIND OR NATURE WHATSOEVER ACTING FOR OR ON BEHALF OF GRANTOR EITHER HAS MADE OR HEREBY MAKES ANY REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO THE VALUE, QUANTITY, CONDITION, SALABILITY, OBSOLESCENCE, MERCHANTABILITY, FITNESS OR SUITABILITY FOR USE OR WORKING ORDER THEREOF OR THAT THE USE OR OPERATION THEREOF WILL NOT VIOLATE PATENT, TRADE SECRET, TRADEMARK OR SERVICE MARK RIGHTS OF ANY THIRD PARTIES. GRANTEE HAS ACQUIRED THE PREMISES "AS IS" AND "WHERE IS" IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AGREEMENT OF EXCHANGE. GRANTEE HAS MADE SUCH INSPECTION OF THE PREMISES AS IT BELIEVES TO BE WARRANTED UNDER THE CIRCUMSTANCES AND HAS NOT RELIED UPON ANY REPRESENTATION OF GRANTOR IN THE SELECTION OF THE TRANSMISSION AND SUBSTATION FACILITIES ACQUIRED. Notwithstanding the foregoing, Grantee shall, together with Grantor, have the benefit of all manufacturers' and vendors' warranties and all patent, trademark and service mark rights running to Grantor in connection with the property herein conveyed to the extent the same are assignable by Grantor.

         Except as otherwise provided in the Agreement of Exchange between Grantor and Grantee dated as of ______________ ____, 199__, Grantee specifically agrees and hereby waives, releases, and discharges any claim (statutory, contractual or otherwise) it has, or may have in the future, against Grantor with respect to or arising out of the past, present or future conditions or compliance or noncompliance of the Premises in regard to any environmental laws, rules, regulations, orders or requirements (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.ss. 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.ss. 6901 et seq., the Toxic Substances Control Act, as amended, 15 U.S.C. ss.ss. 2601 et seq., and the Georgia Hazardous Site Response Act, O.C.G.A. ss.ss. 12-8-90 et. seq.).

         This instrument shall inure to the benefit of, and shall be binding upon, Grantor and Grantee and their respective successors and assigns.

         By its acceptance hereof, Grantee covenants and agrees that any ad valorem, real or personal property taxes and any other taxes levied upon or assessed against any real property or personal property conveyed herein and hereby for the year 199__ shall be apportioned and prorated by and between Grantor and Grantee as of the date hereof, based on estimated taxes for 199__, and each party hereto shall be and remain liable to the other party for each party's pro rata portion thereof, when the actual tax bills are received.

         This Limited Warranty Deed and Bill of Sale may be executed and sealed in multiple counterparts all of which shall be executed and delivered as an original and all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Grantor has caused this instrument to be executed and sealed with its corporate seal by its duly authorized officers as of the day and year first above written.

Signed, sealed and              GRANTOR:
delivered in the
presence of:                    GEORGIA TRANSMISSION CORPORATION (AN ELECTRIC
                                MEMBERSHIP CORPORATION)

Unofficial Witness              By:
                                Its:

Notary Public                   Attest:
(NOTARIAL SEAL)                 Its:
My Commission Expires:
Date Notarized:                 (CORPORATE SEAL)

52

                                   EXHIBIT "B"

         ATTACHED TO AND MADE A PART OF THAT CERTAIN LIMITED WARRANTY DEED AND BILL OF SALE (THE "DEED") DATED AS OF THE ______TH DAY OF _____________, 199_, BETWEEN GEORGIA TRANSMISSION CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) AS "GRANTOR" AND GEORGIA POWER COMPANY AS "GRANTEE"




MATTERS THAT MAY AFFECT THE RIGHTS AND
   INTERESTS CONVEYED BY THE DEED


         The following matters may affect the rights and interests of Grantor in the "Premises" as that term is defined in the Deed and thus may affect Grantee's use and enjoyment thereof. Accordingly, the following are and shall be deemed to be permitted exceptions and encumbrances to title and use in all respects and for all purposes as between Grantor and Grantee, including, but not limited to, those of limited warranty and contract. Reference herein to the "Plats" shall mean and include those certain recorded and unrecorded plats of survey: (a) describing the Premises and by which the same were acquired and by which the Premises are being conveyed to Grantee; and (b) which were delivered to Grantee by Grantor in connection with and in contemplation of the transactions as contemplated in the Deed.

         1. (a) All matters which would be disclosed by a current and accurate certified plat of survey and inspection of the Premises by a Georgia registered land surveyor, and (b) all matters which are disclosed by the Plats.

         2. All taxes due with respect to the Premises in 199__ and subsequent years.

         3. All covenants, agreements, reservations, grants and written conveyances, recorded or unrecorded, and whether between Grantor and any other person, or between any predecessor in title to Grantor and Grantor, or between any predecessor in title to Grantor and any other person, or between any predecessor in title to any grantor to Grantor and any other person, which may affect the Premises or all or any portion thereof and respecting, without limitation, any easement, lease, right, privilege, license or grant, or any or all of them, for, without limitation: access (pedestrian or vehicular); ingress, egress; mining or minerals; aviation; parking; hunting or fishing; wells and springs and their use and maintenance; timber cutting and removal; pasturage and maintenance of cattle; pipes and pipeline rights for natural gas and petroleum products or other transmission; construction, use and maintenance of utility services and lines (public and private and including, without limitation, transmission, generation and distribution of natural gas, water, electrical energy, steam and all other forms of energy and any form of communications); highways (free access or limited), rights-of-way, roads, roadways and driveways (public or private); railroad operation and maintenance purposes, including line and grade crossing (public or private); camping and recreational purposes; lakes, ponds and streams or agricultural and timber purposes of any nature or type whatsoever.

         4. Reversionary restrictions or rights of reverter set forth and contained in any instrument whereby Grantor acquired any interest in the Premises or any portion thereof.

         5. The rights of all upper and lower riparian owners in and to the waters of all rivers, streams, creeks or branches crossing or adjoining the Premises or any portion or portions thereof, and to the natural flow thereof free from diminution or pollution; littoral rights of others as to any lake or pond located anywhere on the Premises.

         6. The location, use, maintenance or existence of any cemetery, burial ground or historical site or monument anywhere on the Premises.

         7. All rights of the federal or state governments with respect to any water way which is adjacent to or which crosses the Premises or any portion or portions thereof.

         8. Any obligation of Grantor to reimburse any person for any cost resulting from the use of the Premises or any portion thereof, the same being hereby expressly assumed by Grantee by its acceptance of the Deed.

         9. Any obligation of Grantor to indemnify and hold harmless any person resulting from and respecting the use of the Premises or any portion thereof, the same being hereby expressly assumed by Grantee by its acceptance of the Deed.

         10. Rights of any present or future owner or assignee of Grantor's rights in and to electrical energy transmission and distribution systems and facilities which are or may be parallel to, contiguous with, adjacent to, or located upon the Premises or any portion thereof, including, without limitation, Municipal Electric Authority of Georgia and the City of Dalton, Georgia, and their respective successors and assigns.

         11. Rights of any present or future owner, assignee, licensee, permittee or grantee of an indefeasible right of user of Grantor's rights in and to communications facilities which are parallel to, adjacent to or located upon, the Premises or any portion or portions thereof, including, without limitation, MPX Systems, Inc., SouthernNet of the Southeast, Inc., AT&T Company, AT&T Communications of the Southern States, Inc., BellSouth Telecommunications, Inc., Western Union Corporation and MCI Communications, Inc., and their respective successors and assigns.

         12. Any discrepancy between the courses, distances, lines, monuments and other descriptive matters and information reflected in and upon the Plats and the courses, distances, lines, monuments and other descriptive matters and information recited in or attached to any deed, grant or other instrument (including without limitation condemnation documents) whereby Grantor acquired all or any portion of the Premises.

         13. Title to all or any portion of the Premises being in one other than a grantor to Grantor due to a failure of such prior grantor's title based upon
(a) lack of continuous possession or (b) breach of condition which effects a reversion or defeasance, or (c) the absence of proper application of the laws of descent, distribution and administration.

         14. Bankruptcy of any prior owner of all or any portion of the Premises.

         15. Recorded or unrecorded claims of liens for labor or material furnished for the improvements of or upon the Premises.

         16. Rights of the public in and to streets, highways, and other roadways located on, over, or across the Premises.

         17. Any uncancelled or unsatisfied security instrument now of record which, under State Bar of Georgia Title Standard 12.6 (in effect on June 2,
1972) would not be deemed an encumbrance to title to the Premises or any portion thereof, together with any security instrument of record given to secure original principal indebtedness of up to $5,000.00 which, notwithstanding that it would be deemed an encumbrance to title under the application of said Title Standard or otherwise, has a stated maturity date more than twenty (20) years prior to the date of the Deed or if, where no such maturity date is stated or such instrument is updated, said instrument is recorded on a date which is more than twenty (20) years prior to the date of the Deed.

         18. Any and all violations of applicable zoning laws. Any and all violations of applicable building codes.

59



                                   Exhibit D2

         Form of Quitclaim Deed and Bill of Sale for Georgia Power Substation Facilities with Respect to Fee Simple Property


NO TRANSFER TAX DUE -
GIVEN FOR TITLE CLEARANCE PURPOSES
IN CONNECTION WITH LIMITED WARRANTY
DEED AND BILL OF SALE OF EVEN DATE


STATE OF GEORGIA
COUNTY OF ______________


                         QUITCLAIM DEED AND BILL OF SALE
                                     MADE BY
                        GEORGIA TRANSMISSION CORPORATION
                      (AN ELECTRIC MEMBERSHIP CORPORATION)
                                       TO
                              GEORGIA POWER COMPANY

-------------------------------------------------------------------------------


                                   SUBSTATION
                                 TITLE CLEARANCE


         THIS QUITCLAIM DEED AND BILL OF SALE is made as of the _____ day of ___________, 199__, by and between GEORGIA TRANSMISSION CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized and existing under Section 46-3-170, et seq., of the Official Code of Georgia Annotated, as party of the first part (hereinafter referred to as "Grantor"), and GEORGIA POWER COMPANY, a Georgia corporation having its principal offices in Atlanta, Fulton County, Georgia, as party of the second part (hereinafter referred to as "Grantee").

                              W I T N E S S E T H:

         WHEREAS, Grantor has executed and delivered to Grantee that certain Limited Warranty Deed (the "Limited Warranty Deed") dated of even date herewith, recorded in Deed Book ___________, page _____, in the Office of the Clerk of the Superior Court of ________________ County, Georgia, with respect to certain property more particularly described therein;

         WHEREAS, Grantee has requested that Grantor execute this Quitclaim Deed and Bill of Sale based upon a survey obtained by Grantee;

         WHEREAS, a description of the property shown on the survey is attached hereto as Exhibit "A" and by this reference incorporated herein and made a part hereof (the "Quitclaim Property");

         WHEREAS, the Limited Warranty Deed contained certain rights and easements of Grantor, which Grantor does not intend to release or modify by virtue of this Quitclaim Deed and Bill of Sale;

         WHEREAS, the Quitclaim Property less and except the rights and easements of Grantor under or pursuant to the Limited Warranty Deed is hereinafter referred to as the "Property"; and

         WHEREAS, Grantor desires to execute this Quitclaim Deed and Bill of Sale for the purposes and subject to the terms and conditions set forth herein.

         NOW, THEREFORE, GRANTOR, FOR AND IN CONSIDERATION of the sum of TEN AND NO/100 DOLLARS ($10.00) in hand paid at and before the sealing and delivery of these presents, and for other good and valuable consideration, the receipt, adequacy and sufficiency whereof are hereby acknowledged, has this day granted, bargained, sold, conveyed, aliened, transferred, remised, quitclaimed and assigned, and by these presents does hereby grant, bargain, sell, convey, alien, transfer, remise, quitclaim and assign unto Grantee, its successors and assigns, all the right, title, and interest which Grantor has or may have had in and to the Property. The Property, together with the property described in the paragraph immediately following this paragraph, less and except the property excluded from this conveyance, being herein collectively referred to as the "Premises".

          TOGETHER WITH all right, title, and interest which Grantor has or may have had in and to all buildings, facilities and improvements situated on the Property, all easements, rights-of-way, permits, privileges, machinery, equipment, appliances, appurtenances, materials, supplies, and all other property, tangible or intangible, real, personal or mixed, located thereon and comprising a part of or reasonably necessary for the use, occupation and enjoyment of the Property or any buildings, facilities or improvements situated thereon.

         LESS AND EXCEPT from the foregoing conveyance, however:

         (a) any and all property (owned by Grantor and not otherwise conveyed to Grantee) of any kind and nature whatsoever which comprises a part of or appertains to or is reasonably necessary for the use, occupancy or enjoyment of any present or future electric transmission or distribution line or lines which either begin or terminate in or upon, or which traverse or transect, the Premises or any portion or portions thereof; and

         (b) equipment, systems or facilities owned or leased by Grantor or its affiliates, whether used exclusively by Grantor or its affiliates, jointly used with any other person or entity or used by any lessee, permittee or licensee of Grantor or its affiliates, which are:

                  (i) equipment, systems or facilities used for or in connection with communications by radio, including without limitation,

                           (A) microwave towers, mobile base radio towers, radio
                  base repeater towers, telemeter transmitters, multiple address system radios or power line carrier equipment,

                           (B) power supplies, telecommunications racks or
auxiliary support systems associated therewith,

                           (C) separate control buildings which contain radio
                  communications equipment but do not contain substation equipment which is part of the Premises,

                           (D) radio communications equipment contained in
                  control buildings which contain both radio communications equipment and substation equipment or

                           (E) any permits, licenses and leases relating to any
one or more of the foregoing

         (any or all of the foregoing specified in this paragraph (i) being hereinafter collectively referred to as "Radio Communication Facilities"); or

                  (ii) equipment, systems or facilities used for or in connection with light wave communications over optical fibers, including without limitation,

                           (A) optical fibers, optronic or photo-optronic
                  equipment, repeaters, junctions, splice enclosures or equipment for the conversion of light signals to or from radio or electronic signals,

                           (B) power supplies, telecommunications racks, alarm
                  monitoring equipment or auxiliary support systems associated therewith,

                           (C) separate control buildings that contain fiber
                  optic communications equipment but do not contain substation equipment which is part of the Premises,

                           (D) fiber optic communications equipment contained in
                  control buildings which contain both fiber optic communications equipment and substation equipment or

                           (E) any permits, licenses or leases relating to any
one or more of the foregoing

         (any or all of the foregoing specified in this paragraph (ii) being hereinafter collectively referred to as "Fiber Optic Facilities").

         (c) all rights and easements of Grantor, its successors and assigns arising under or pursuant to the Limited Warranty Deed.

         Further, notwithstanding anything contained in the within instrument to the contrary, Grantor does hereby expressly except from the within conveyance and reserve and retain unto itself, its successors, assigns, agents, contractors, subcontractors, and legally permitted licensees and permittees, and, by its acceptance hereof, Grantee does hereby grant unto Grantor, its successors, assigns, agents, contractors, subcontractors and legally permitted licensees and permittees, a perpetual easement in, on, over, upon, under, through, and across the Premises and every portion thereof for the purposes of:

         (a) constructing, installing, attaching, using, operating, maintaining, repairing, reconstructing, replacing, relocating, improving and upgrading existing and additional electric transmission and distribution lines, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located such electric transmission and distribution lines;

         (b) using, operating, maintaining, repairing, reconstructing, replacing, improving, upgrading and enhancing Radio Communication Facilities and Fiber Optic Facilities, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located existing Radio Communication Facilities and existing Fiber Optic Facilities or any of them;

         (c) constructing, installing, attaching, using, operating, maintaining, repairing, reconstructing, replacing, improving, upgrading and enhancing Radio Communication Facilities, that are part of the Integrated Transmission System or are the subject of a joint use agreement between Grantee and Grantor, including all poles, supporting facilities, towers, equipment, hardware, wires, and all other property, real, personal and mixed, attached to or directly related to or located upon or upon which are located such Radio Communication Facilities;

         (d) constructing, installing, attaching, using, operating, maintaining, relocating, improving, repairing, reconstructing, replacing and upgrading coal slurry pipelines that provide economic benefits to both Grantee and Grantor; and

         (e) constructing, installing, attaching, using, maintaining, repairing, reconstructing, replacing, relocating, improving, upgrading and enhancing such towers, poles, lines, cables, anchors and guy wires as Grantor may deem necessary or convenient for the operation of any of the facilities described in paragraphs (a), (b) and (c) above, or any Radio Communication Facilities and Fiber Optic Facilities, or any of them, which are located near the Premises;

together with the right of ingress and egress over, across, and through the Premises and every portion thereof and all adjacent property in which Grantee has an interest for the purpose of access where necessary or convenient in Grantor's use of the Premises as aforesaid; provided, however, that:

                           (A) Grantor shall give Grantee at least sixty (60)
                  days prior notice before any future lines or Radio Communication Facilities are constructed (except in the event of an emergency, in which case Grantor shall give Grantee as much prior notice as is practicable under the circumstances); and

                           (B) Grantor shall attempt to locate such future lines
                  and Radio Communication Facilities at locations mutually agreed upon by Grantor and Grantee, but in the absence of such agreement and in all events, Grantor's exercise of the rights enumerated in this paragraph shall not unduly interfere with Grantee's use of the Premises.

         Grantee, by its acceptance of the within instrument, does hereby covenant and agree that:

         (a) Grantee shall not construct, use or operate, or permit any other person or entity other than Grantor, its successors, assigns, lessees, permittees, licensees, agents, contractors, subcontractors and affiliates (the "Benefited Parties"), to construct, use or operate any telecommunications equipment, facilities or system located over, under or upon the Premises, unless such construction, use or operation is permitted by applicable law and does not unduly interfere with the use or operation of any Radio Communication Facilities or Fiber Optic Facilities owned or operated (prior to such construction, use or operation) by any one or more of the Benefited Parties (regardless of whether any such interference is permitted by applicable regulations of the Federal Communications Commission or any successor agency);

         (b) Grantee shall not, without the consent of Granter, construct, use or operate or permit or consent to the construction, use or operation of any equipment or facilities of any kind in such a manner as to unduly interfere with the use or operation of any Radio Communication Facilities or Fiber Optic Facilities located as of the date hereof on the real and personal property comprising the Premises (regardless of whether any such interference is permitted by applicable regulations of the Federal Communications Commission or any successor agency); and

         TO HAVE AND TO HOLD the Premises unto Grantee, its successors, and assigns, so that neither Grantor nor its successors, nor any other person claiming under Grantor, shall at any time claim or demand any right, title, or interest to the premises or its appurtenances, subject to the rights and easements of Grantor, its successors and assigns in and to the Premises as set forth herein.

         NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE BUILDINGS, OTHER STRUCTURES AND IMPROVEMENTS, FIXTURES AND REAL AND PERSONAL PROPERTY HEREIN CONVEYED ARE HEREBY CONVEYED BY GRANTOR TO GRANTEE UPON AN "AS IS" AND "WHERE IS" BASIS. EXCEPT AS OTHERWISE PROVIDED IN THE AGREEMENT OF EXCHANGE BETWEEN GRANTOR AND GRANTEE DATED AS OF ___________ ____, 19__, NEITHER GRANTOR NOR ANY PERSON OR ENTITY OF ANY KIND OR NATURE WHATSOEVER ACTING FOR OR ON BEHALF OF GRANTOR EITHER HAS MADE OR HEREBY MAKES ANY REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY AS TO THE VALUE, QUANTITY, CONDITION, SALABILITY, OBSOLESCENCE, MERCHANTABILITY, FITNESS OR SUITABILITY FOR USE OR WORKING ORDER THEREOF OR THAT THE USE OR OPERATION THEREOF WILL NOT VIOLATE PATENT, TRADE SECRET, TRADEMARK OR SERVICE MARK RIGHTS OF ANY THIRD PARTIES. GRANTEE HAS ACQUIRED THE PREMISES "AS IS" AND "WHERE IS" IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AGREEMENT OF EXCHANGE. GRANTEE HAS MADE SUCH INSPECTION OF THE PREMISES AS IT BELIEVES TO BE WARRANTED UNDER THE CIRCUMSTANCES AND HAS NOT RELIED UPON ANY REPRESENTATION OF GRANTOR IN THE SELECTION OF THE TRANSMISSION AND SUBSTATION FACILITIES ACQUIRED. Notwithstanding the foregoing, Grantee shall, together with Grantor, have the benefit of all manufacturers' and vendors' warranties and all patent, trademark and service mark rights running to Grantor in connection with the property herein conveyed to the extent the same are assignable by Grantor.

         Except as otherwise provided in the Agreement of Exchange between Grantor and Grantee dated as of ____________ ___, 19__, Grantee specifically agrees and hereby waives, releases, and discharges any claim (statutory, contractual or otherwise) it has, or may have in the future, against Grantor with respect to or arising out of the past, present or future conditions or compliance or noncompliance of the Premises in regard to any environmental laws, rules, regulations, orders or requirements (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.ss. 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.ss. 6901 et seq., the Toxic Substances Control Act, as amended, 15 U.S.C. ss.ss. 2601 et seq., and the Georgia Hazardous Site Response Act, O.C.G.A. ss.ss. 12-8-90 et. seq.).

         This instrument shall inure to the benefit of, and shall be binding upon, Grantor and Grantee and their respective successors and assigns.

         By its acceptance hereof, Grantee covenants and agrees that any ad valorem, real or personal property taxes and any other taxes levied upon or assessed against any real property or personal property conveyed herein and hereby for the year 199__ shall be apportioned and prorated by and between Grantor and Grantee as of the date hereof, based on estimated taxes for 199__, and each party hereto shall be and remain liable to the other party for each party's pro rata portion thereof, when the actual tax bills are received.

         This Quitclaim Deed and Bill of Sale may be executed and sealed in multiple counterparts all of which shall be executed and delivered as an original and all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Grantor has caused this instrument to be executed and sealed with its corporate seal by its duly authorized officers as of the day and year first above written.

Signed, sealed and                 GRANTOR:
delivered in the
presence of:                       GEORGIA TRANSMISSION CORPORATION (AN ELECTRIC
                                   MEMBERSHIP CORPORATION)

Unofficial Witness                 By:
                                   Its:

Notary Public                      Attest:
(NOTARIAL SEAL)                    Its:
My Commission Expires:
Date Notarized:                    (CORPORATE SEAL)